EXHIBIT 10.1

EXECUTION VERSION

TERRENO REALTY LLC

TERRENO REALTY CORPORATION

$150,000,000

2.41% Senior Guaranteed Green Notes, Series A, due July 15, 2028

2.84% Senior Guaranteed Notes, Series B, due July 15, 2031

NOTE PURCHASE AGREEMENT

Dated May 13, 2021

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SCHEDULE A	—	DEFINED TERMS

SCHEDULE 1(a)	—	FORM OF 2.41% SENIOR GUARANTEED GREEN NOTE, SERIES A, DUE JULY 15, 2028

SCHEDULE 1(b)	—	FORM OF 2.84% SENIOR GUARANTEED NOTE, SERIES B, DUE JULY 15, 2031

SCHEDULE 2	—	FORM OF SUBSIDIARY GUARANTY

SCHEDULE 4.4(a)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY, PARENT GUARANTOR AND SUBSIDIARY GUARANTORS

SCHEDULE 4.4(b)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

SCHEDULE 5.3	—	DISCLOSURE MATERIALS

SCHEDULE 5.4	—	SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

SCHEDULE 5.5	—	FINANCIAL STATEMENTS

SCHEDULE 5.15	—	EXISTING INDEBTEDNESS

EXHIBIT 14.3	—	FORM OF U.S. TAX COMPLIANCE CERTIFICATE

SCHEDULE B	—	INFORMATION RELATING TO PURCHASERS

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TERRENO REALTY LLC

10500 NE 8th Street, Suite 301

Bellevue, WA 98004

TERRENO REALTY CORPORATION

10500 NE 8th Street, Suite 301

Bellevue, WA 98004

2.41% Senior Guaranteed Green Notes, Series A, due July 15, 2028

2.84% Senior Guaranteed Notes, Series B, due July 15, 2031

May 13,2021

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE B HERETO:

Ladies and Gentlemen:

Terreno Realty LLC, a Delaware limited liability company (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Company”) and Terreno Realty Corporation, a Maryland corporation (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Parent Guarantor”) agree with each of the Purchasers as follows:

SECTION 1.	AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of (a) $100,000,000 aggregate principal amount of its 2.41% Senior Guaranteed Green Notes, Series A, due July 15, 2028 (the “Series A Notes”) and (b) $50,000,000 aggregate principal amount of its 2.84% Senior Guaranteed Notes, Series B, due July 15, 2031 (the “Series B Notes”, together with the Series A Notes, the “Notes,” such term to include any such notes as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13). The Notes shall be substantially in the forms set out in Schedule 1(a) and Schedule 1(b), respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized and other terms used in this Agreement are defined in Schedule A. References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.

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SECTION 2.	SALE AND PURCHASE OF NOTES; GUARANTIES.

Section 2.1.    Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing as provided for in Section 3, Notes of the series and in the principal amount specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2.    Guaranties. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Parent Guarantor and certain of its Subsidiaries pursuant to (i) the guarantee of the Parent Guarantor contained in Section 23 herein and (ii) the guaranty agreement of certain Subsidiaries substantially in the form of Schedule 2 attached hereto and made a part hereof (the “Subsidiary Guaranty”).

SECTION 3.	CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Greenberg Traurig, LLP, 77 West Wacker Drive, Suite 3100, Chicago, Illinois 60601, at 9:00 a.m., Chicago time, at a closing on July 15, 2021 (the “Closing”). At the Closing the Company will deliver to each Purchaser the Notes of each series to be purchased by such Purchaser in the form of a single Note of such series (or such greater number of Notes of such series in denominations of at least $100,000 as such Purchaser may request) dated the date of such Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 359681280095 at KeyBank, 127 Public Sq., Cleveland, OH 44114, ABA#041001039, Account Name: Terreno Realty Corporation. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes.

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SECTION 4.	CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at such Closing, of the following conditions:

Section 4.1.    Representations and Warranties.

(a)    Representations and Warranties of the Company. The representations and warranties of the Company in this Agreement shall be correct when made and at the Closing.

(b)    Representations and Warranties of the Parent Guarantor. The representations and warranties of the Parent Guarantor in this Agreement shall be correct when made and at the Closing.

(c)    Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the Closing.

Section 4.2.    Performance; No Default. The Company, the Parent Guarantor and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty, as applicable, required to be performed or complied with by it prior to or at the Closing and from the date of this Agreement to the Closing assuming that Sections 9 and 10 are applicable from the date of this Agreement. From the date of this Agreement until the Closing, before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. None of the Company, the Parent Guarantor or any Subsidiary shall have entered into any transaction since April 15, 2021 that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3.    Compliance Certificates.

(a)    Officer’s Certificate of the Company. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.9 have been fulfilled.

(b)    Secretary’s Certificate of the Company. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) the Company’s organizational documents as then in effect.

(c)    Officer’s Certificate of the Parent Guarantor. The Parent Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.9 have been fulfilled.

(d)    Secretary’s Certificate of the Parent Guarantor. The Parent Guarantor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement and (ii) the Parent Guarantor’s organizational documents as then in effect.

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(e)    Officer’s Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(c) and 4.2 have been fulfilled.

(f)    Secretary’s Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate, limited liability company or partnership (as the case may be) proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty and (ii) such Subsidiary Guarantor’s organizational documents as then in effect.

Section 4.4.    Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Goodwin Procter LLP, counsel for the Company, the Parent Guarantor and Subsidiary Guarantors, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company and Parent Guarantor hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Greenberg Traurig, LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.    Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.    Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule B.

Section 4.7.    Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

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Section 4.8.    Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.

Section 4.9.    Changes in Corporate Structure. Neither the Company, the Parent Guarantor nor any Subsidiary Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.    Subsidiary Guaranties . As to each Subsidiary which on the date hereof is a guarantor of, or is a borrower under, the Primary Credit Facility, the Company will cause each such Subsidiary to enter into the Subsidiary Guaranty and deliver an executed copy thereof to such Purchaser. The Subsidiary Guaranty shall be in full force and effect.

Section 4.11.    Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.12.    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PARENT GUARANTOR.

As of the date of this Agreement and as of the date of Closing, each of the Company and Parent Guarantor represents and warrants to each Purchaser that:

Section 5.1.    Organization; Power and Authority. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign limited liability company and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Parent Guarantor is a corporation duly organized, validly existing and in good

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standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and the Parent Guarantor has the corporate or limited liability company power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and, with respect to the Company only, the Notes, and to perform the provisions hereof and thereof.

Section 5.2.    Authorization, Etc. This Agreement and, with respect to the Company only, the Notes, have been duly authorized by all necessary corporate or limited liability company action on the part of the Company and the Parent Guarantor, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company and the Parent Guarantor, as applicable, enforceable against the Company and the Parent Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.    Disclosure. The Company, through its agents, PNC Capital Markets LLC and MUFG Securities Americas Inc., has delivered to each Purchaser a copy of a Private Placement Investor Presentation, dated April 2021 (the “Presentation”), relating to the transactions contemplated hereby. The Presentation fairly describes, in all material respects, the general nature of the business and principal properties of the Parent Guarantor, the Company and its Subsidiaries. This Agreement, the Presentation, the financial statements listed in Schedule 5.5, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company and the Parent Guarantor prior to April 15, 2021 in connection with the transactions contemplated hereby and identified in Schedule 5.3, the Parent Guarantor’s Annual Report on Form 10-K for the year ended December 31, 2020 (this Agreement, the Presentation, such documents, certificates or other writings and such financial statements delivered to each Purchaser pursuant to this Agreement, the Parent Guarantor’s Annual Report on Form 10-K for the year ended December 31, 2020 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that, with respect to any projected financial information, the Company and the Parent Guarantor represent only that such information was prepared in good faith based on assumptions the Company and Parent Guarantor believed to be reasonable at the time. Except as disclosed in the Disclosure Documents, since December 31, 2020, there has been no change in the financial condition, operations, business, properties or prospects of the Parent Guarantor, the Company or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

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Section 5.4.    Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Parent Guarantor’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent Guarantor and each other Subsidiary, (ii) the Investment Affiliates of the Consolidated Group, other than Subsidiaries, including the correct legal name of such Investment Affiliate, the type of legal entity which each such Investment Affiliate is and the type and amount of all equity interests in such Investment Affiliate held directly or indirectly by members of the Consolidated Group and (iii) the Parent Guarantor’s and Company’s directors and senior officers. The Company shall be permitted to make additions and deletions to Schedule 5.4 for purposes of this representation in respect of the Closing after the execution of this Agreement, but prior to the Closing, so long as (A) the Company shall have provided an updated copy of Schedule 5.4 to the Purchasers not less than five (5) Business Days prior to the date of the Closing, (B) any such additions or deletions are in all respects reasonably satisfactory to the Purchasers as a condition to the Closing and (C) such updated Schedule 5.4 does not affect the representations given as of the execution date of this Agreement.

(b)    All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent Guarantor or another member of the Consolidated Group, as applicable, have been validly issued, are fully paid and non-assessable and are owned by the Parent Guarantor or another member of the Consolidated Group free and clear of any Lien that is prohibited by this Agreement.

(c)    Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the failure or non-compliance of the same could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)    No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4, customary limitations imposed by corporate law or similar statutes or any Non-Recourse Indebtedness) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent Guarantor or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

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Section 5.5.    Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Consolidated Group listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Consolidated Group as of the respective dates specified in such Schedule and the consolidated results of the Consolidated Group’s operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Parent Guarantor, the Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6.    Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company and the Parent Guarantor of this Agreement and, with respect to the Company only, the Notes, will not (i) contravene, result in any breach of, or constitute a default under any (a) indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which the Parent Guarantor, the Company or any Subsidiary is bound or by which the Parent Guarantor, the Company or any Subsidiary or any of their respective properties may be bound or affected or (b) limited liability company or corporate charter, operating agreement or by-laws or any other legal entity organizational documents or members or shareholders agreement or similar agreement, or (ii) result in the creation of any Lien in respect of any property of the Parent Guarantor, the Company or any Subsidiary under any of the agreements, instruments or documents described in the foregoing clause (i), or (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent Guarantor, the Company or any Subsidiary or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent Guarantor, the Company or any Subsidiary, except in each case (excluding clauses (i)(b) and (ii) herein) that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.7.    Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company or the Parent Guarantor of this Agreement or, with respect to the Company only, the Notes.

Section 5.8.    Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company or the Parent Guarantor, threatened against the Parent Guarantor, the Company or any Subsidiary or any property of the Parent Guarantor, the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(b)    None of the Parent Guarantor, the Company nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), in the case of each of clauses (i), (ii) and (iii), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9.    Taxes. The Parent Guarantor, the Company and its Subsidiaries have filed all material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent Guarantor, the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither the Company nor the Parent Guarantor knows of any basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Parent Guarantor, the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the Parent Guarantor and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2016.

Section 5.10.    Title to Property; Leases. The Parent Guarantor, the Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Parent Guarantor, the Company or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases are valid and subsisting and are in full force and effect, except where such failure to be in full force or effect could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.11.    Licenses, Permits, Etc. (a) The Parent Guarantor, the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto without known conflict with the rights of others, except where the failure to own or possess could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(b)    To the best knowledge of the Parent Guarantor and the Company, no product or service of the Parent Guarantor, the Company or any of its Subsidiaries infringes in any respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, except where such infringement could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.12.    Compliance with ERISA. (a) The Company, the Parent Guarantor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the Company, the Parent Guarantor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company, the Parent Guarantor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company, Parent Guarantor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)    The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)    The Parent Guarantor, the Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)    The expected postretirement benefit obligation (determined as of the last day of the Parent Guarantor’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent Guarantor, the Company and its Subsidiaries is not Material.

(e)    The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to

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section 4975(c)(1)(A)-(D) of the Code. The representation by the Company and the Parent Guarantor to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13.    Private Offering by the Company. None of the Company, the Parent Guarantor nor anyone acting on their behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 20 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. None of the Company, the Parent Guarantor nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14.    Use of Proceeds; Margin Regulations. (a) The Company will apply the proceeds of the sale of the Notes hereunder for general corporate purposes, repayment of Indebtedness and to finance or refinance completed Eligible Green Investments as discussed in Section 5.14(b).

(b) As part of its application of the proceeds of the sale of the Notes as described in paragraph (a) above, the Company will apply the proceeds of the sale of the Green Notes hereunder to finance or refinance completed Eligible Green Investments, pending allocation to such Eligible Green Investments, such net proceeds may be used for general corporate purposes and the repayment of Indebtedness and may be held in cash and cash equivalents.

(c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Consolidated Group and neither the Company nor the Parent Guarantor has any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.    Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent Guarantor, the Company and its Subsidiaries as of December 31, 2020 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the

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Indebtedness of the Parent Guarantor, the Company or its Subsidiaries. Neither the Parent Guarantor, the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent Guarantor, the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Parent Guarantor, the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)    Except as disclosed in Schedule 5.15, neither the Parent Guarantor, the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness other than Permitted Liens.

Section 5.16.    Foreign Assets Control Regulations, Etc. (a) None of the Parent Guarantor, the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) to its knowledge, is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) None of the Parent Guarantor, the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c)    No part of the proceeds from the sale of the Notes hereunder:

(i)    constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Parent Guarantor, the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii)    will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii)     will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

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(d) Each of the Parent Guarantor and the Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Parent Guarantor, the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.17.    Status under Certain Statutes. None of the Parent Guarantor, the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18.    Environmental Matters. (a) None of the Parent Guarantor, the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Parent Guarantor, the Company or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b)    None of the Parent Guarantor, the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)    None of the Parent Guarantor, the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)    None of the Parent Guarantor, the Company nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)    All buildings on all real properties now owned, leased or operated by the Parent Guarantor, the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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Section 5.19.    Solvency. (a) Immediately after the Closing and after giving effect to the application of the proceeds of the Notes, (i) the fair value of the assets of the Parent Guarantor, the Company and its Subsidiaries on a consolidated basis, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Parent Guarantor, the Company and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Parent Guarantor, the Company and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Parent Guarantor, the Company and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Parent Guarantor, the Company and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Parent Guarantor, the Company and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

(b)    The Parent Guarantor does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

Section 5.20.    REIT Status. The Parent Guarantor has taken all necessary actions to qualify as a real estate investment trust under the Code for the taxable years ended December 31, 2020, 2019, and 2018, and has not taken any action which would prevent it from maintaining such qualification in the future.

SECTION 6.	REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.    Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

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Section 6.2.    Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)    the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)    the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)    the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)    the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

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(e)    the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)    the Source is a governmental plan; or

(g)    the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)    the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.	INFORMATION AS TO PARENT GUARANTOR AND COMPANY

Section 7.1.    Financial and Business Information The Company shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:

(a)    Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent Guarantor’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Parent Guarantor is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under the Primary Credit Facility or the date on which such corresponding financial statements are delivered under the Primary Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Parent Guarantor (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)    an unaudited consolidated balance sheet of the Consolidated Group as at the end of such quarter, and

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(ii)    unaudited consolidated statements of income, changes in shareholders’ equity and cash flows of the Consolidated Group, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case, in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Parent Guarantor as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent Guarantor’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)    Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent Guarantor’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Parent Guarantor is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under the Primary Credit Facility or the date on which such corresponding financial statements are delivered under the Primary Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Parent Guarantor, duplicate copies of,

(i)    a consolidated balance sheet of the Consolidated Group as at the end of such year, and

(ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of the Consolidated Group for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Parent Guarantor’s Form 10-K for such fiscal year (together with the Parent Guarantor’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the

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Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC and satisfying the audit requirements described above, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)    SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent Guarantor, the Company or any Subsidiary to the administrative agent under the Primary Credit Facility (excluding information sent to such administrative agent in the ordinary course of administration of the Primary Credit Facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Parent Guarantor, the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Parent Guarantor, the Company or any Subsidiary to the public concerning developments that are Material;

(d)    Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company or the Parent Guarantor is taking or proposes to take with respect thereto;

(e)    ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company, the Parent Guarantor or an ERISA Affiliate proposes to take with respect thereto:

(i)    with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)    the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)    any event, transaction or condition that could result in the incurrence of any liability by the Company, the Parent Guarantor or any

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ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company, the Parent Guarantor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f)    Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Parent Guarantor, the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g)    Resignation or Replacement of Auditors — within ten days following the date on which the Parent Guarantor auditors resign or the Parent Guarantor elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may reasonably request; and

(h)    Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent Guarantor, the Company or any of their respective Subsidiaries (including, but without limitation, actual copies of the Parent Guarantor’s Form 10-Q and Form 10-K) or relating to the ability of the Parent Guarantor or the Company to perform its obligations hereunder and, with respect to the Company only, under the Notes, or relating to the ability of any Subsidiary Guarantor to perform its obligations under any Subsidiary Guaranty, as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

(i)    Eligible Green Investments — concurrently with the delivery of the annual statements delivered pursuant to Section 7.1(b), a report certified by a Senior Financial Officer detailing the Company’s allocation of the proceeds of the Green Notes towards Eligible Green Investments, along with the rating level achieved or expected to be achieved or a description of the property improvements, and the balance of unallocated proceeds and identified future Eligible Green Investments for use of the remaining proceeds of the Green Notes.

Section 7.2.    Officer’s Certificate. Each set of financial statements delivered to a Purchaser or a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a)    Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Parent Guarantor and the Company were in compliance with the requirements of Section 10 during the quarterly or annual period covered by the statements then being

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furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Parent Guarantor, the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b)    Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent Guarantor, the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Parent Guarantor, the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Parent Guarantor or the Company, as applicable, shall have taken or proposes to take with respect thereto; and

(c)    Subsidiary Guarantors — setting forth a list of all Subsidiaries that are Subsidiary Guarantors and certifying that each such Subsidiary is required to be a Subsidiary Guarantor pursuant to Section 9.7, in each case, as of the date of such certificate of the Senior Financial Officer.

Section 7.3.    Visitation. The Company shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:

(a)    No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Parent Guarantor and the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Parent Guarantor’s and the Company’s officers, and (with the consent of the Company or the Parent Guarantor, as applicable, which consent will not be unreasonably withheld) its independent public accountants, and it being understood and agreed that only one such request for a discussion with the Parent Guarantor’s independent public accountants shall be made per fiscal year by all Purchasers and holders of the Notes and such discussion shall be held on or around the end of a SAS 100 review period, and with the consent of the Parent Guarantor and the Company, which consent will not be unreasonably withheld, to visit the

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other offices and properties of the Parent Guarantor and the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; provided that such Purchaser or such holder of a Note shall only be permitted to make one such visit or have one discussion per fiscal year and, provided, further, that no such request by any holder of a Note may be made within the six (6) month period following the date of any all-holders visiting date wherein all holders of the Notes are invited by the Parent Guarantor and the Company to its principal executive office; and

(b)    Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Parent Guarantor, the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Parent Guarantor authorizes said accountants to discuss the affairs, finances and accounts of the Parent Guarantor, the Company and their respective Subsidiaries), all at such times and as often as may be requested.

Section 7.4.    Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company and the Parent Guarantor pursuant to Sections 7.1(a), (b), (c) or (i) and Section 7.2 shall be deemed to have been delivered if the Company or the Parent Guarantor satisfies any of the following requirements with respect thereto:

(i)    such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2, and the certified report satisfying the requirements of Section 7.1(i), are delivered to each Purchaser or holder of a Note by e-mail;

(ii)    the Parent Guarantor shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located http://www.terreno.com/ as of the date of this Agreement;

(iii)    such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b), related Officer’s Certificate(s) satisfying the requirements of Section 7.2 and the certified report satisfying the requirements of Section 7.1(i) are timely posted by or on behalf of the Company or the Parent Guarantor on IntraLinks or on any other similar website to which each Purchaser or holder of Notes has free access; or

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(iv)    the Company and the Parent Guarantor shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each Purchaser or holder of Notes has free access;

provided however, that in the case of any of clauses (ii), (iii) or (iv), the Company or the Parent Guarantor shall have given each Purchaser or holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any Purchaser or holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Company or the Parent Guarantor will promptly e-mail them or deliver such paper copies, as the case may be, to such Purchaser or holder.

SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1.    Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2.    Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any series of the Notes, in an amount not less than 10% of the aggregate principal amount of such series of Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount (provided that no Make-Whole Amount shall be due if (x) such Series A Notes are prepaid during the 60-day period immediately preceding and ending on the Maturity Date thereof, or (y) such Series B Notes are prepaid during the 90-day period immediately preceding and ending on the Maturity Date thereof), provided, further, that if (i) a Default or Event of Default has occurred and is continuing at the time of such notice provided or on the date set for prepayment or (ii) a Default or an Event of Default would result from making such prepayment, then such prepayment pursuant to this Section 8.2 must be made on a pro rata basis to the holders of all Notes at the time outstanding (without regards to series). The Company will give each holder of the applicable series of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such Notes of the applicable series to be prepaid on such date, the principal amount of Notes of the applicable series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), if applicable, setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of the applicable series a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date, if applicable.

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Section 8.3.    Allocation of Partial Prepayments. In the case of each partial prepayment of Notes of such series pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Any prepayments pursuant to Section 8.8 shall be applied only to the Notes of holders electing to participate in such prepayment.

Section 8.4.    Maturity; Surrender, Etc. In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note of such series to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.    Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any series except (a) upon the payment or prepayment of the Notes of such series in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or such Affiliate pro rata to the holders of all Notes of any such series at the time outstanding upon the same terms and conditions, provided that if (i) a Default or Event of Default has occurred and is continuing at the time such offer to purchase is made or on the date set for purchase or (ii) if a Default or Event of Default would result from such purchase, then any such offer to purchase pursuant to this Section 8.5 shall be made on a pro rata basis to the holders of all Notes at the time outstanding (without regard to series). Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 50% of the principal amount of such series of Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such series of such fact and the expiration date for the acceptance by holders of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.    Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to

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the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the ask-side yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

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“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7.    Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 8.8.    Change of Control Prepayment Offer. (a) Promptly upon becoming aware that a Change of Control has occurred (and in any event not later than 15 days thereafter), the Company shall give written notice (the “Change of Control Notice”) of such fact to each holder of the Notes. The Change of Control Notice shall (i) describe the facts and circumstances of such Change of Control in reasonable detail, (ii) refer to this Section 8.8 and the rights of the holders hereunder and (iii) contain an offer by the Company to prepay the entire unpaid principal amount of Notes held by each holder at 100% of the principal amount of such Notes at par (without any make-whole, premium, penalty or Make-Whole Amount), together with interest accrued thereon to the prepayment date selected by the Company, which prepayment shall be on a date specified in the Change of Control Notice,

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which date shall be a Business Day not less than 45 nor more than 90 days after such Change of Control Notice is given should any agreement to the contrary not be reached among the Company and each of the holders of the Notes.

(b)    A holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Company not more than 30 days after the date of the written offer notice referred to in subsection (a) of this Section 8.8. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute a rejection of such offer by such holder.

(c)    On the prepayment date specified in the Change of Control Notice, the entire unpaid principal amount of the Notes held by each holder of Notes which has accepted such prepayment offer, together with interest accrued thereon to the prepayment date (but without any make-whole, premium, penalty or Make-Whole Amount), shall become due and payable.

(d)    For purposes of this Section 8.8 a “Change of Control” means (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent Guarantor or (ii) any “Change of Control” (as defined from time to time in the Primary Credit Facility) is deemed to have occurred pursuant to the terms of the Primary Credit Facility.

SECTION 9.	AFFIRMATIVE COVENANTS.

From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company and, to the extent provided herein, the Parent Guarantor covenant that:

Section 9.1.    Compliance with Laws. Without limiting Section 10.4, the Company will and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.    Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their

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respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3.    Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.    Payment of Taxes and Claims. The Parent Guarantor will, and the Company will and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Parent Guarantor, the Company or any Subsidiary, provided that none of the Parent Guarantor, the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Parent Guarantor, the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Parent Guarantor, the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Parent Guarantor, the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5.    Corporate Existence, Etc. Subject to Section 10.2, each of the Parent Guarantor and the Company will at all times preserve and keep its corporate (or similar) existence in full force and effect. The Parent Guarantor and the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Parent Guarantor, the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Parent Guarantor, the Company and its Subsidiaries unless, in the good faith judgment of the Parent Guarantor or the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6.    Books and Records. The Parent Guarantor and the Company will, and will cause each of their respective Subsidiaries to, maintain proper books of record and

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account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Parent Guarantor, the Company or such Subsidiary, as the case may be. The Parent Guarantor and the Company will, and will cause each of their respective Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Parent Guarantor and the Company and their respective Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Parent Guarantor and the Company will, and will cause each of their respective Subsidiaries to, continue to maintain such system.

Section 9.7    Subsidiary Guarantors. (a) The Company will cause each of its Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under the Primary Credit Facility to concurrently therewith become a Subsidiary Guarantor by executing and delivering to each holder of a Note a Guaranty Supplement.

(b)    The Company covenants and agrees that each such Subsidiary which it shall cause to execute a Guaranty Supplement and become party to the Subsidiary Guaranty shall be fully authorized to do so by its supporting organizational and authority documents and shall be in good standing in its state of organization and shall have obtained any necessary foreign qualifications required to conduct its business. The delivery by the Company to the holders of any such Guaranty Supplement shall be deemed a representation and warranty by the Company that each Subsidiary which the Company caused to execute a Guaranty Supplement has been fully authorized to do so by its supporting organizational and authority documents and is in good standing in its state of organization and has obtained any necessary foreign qualifications required to conduct its business. The Company will deliver to each holder copies of any certificates, legal opinions or documents, if any, furnished by or on behalf of the Company or such Subsidiary Guarantor to the lenders under the Primary Credit Facility with respect to that Subsidiary Guarantor becoming a guarantor, additional or co-borrower or otherwise under the Primary Credit Facility (but applicable to such Subsidiary Guaranty).

(c)    A Subsidiary Guarantor will be automatically released from all of its obligations and liabilities under its Subsidiary Guaranty without the need for the execution of any other document by the holders or any other Person, provided, in each case, that (i) such Subsidiary does not have any liability as a guarantor, borrower, co-borrower or other similar capacity with respect to any Indebtedness under the Primary Credit Facility, (ii) immediately before and after giving effect to such release, no Default or Event of Default shall have occurred and be continuing, (iii) no amount is then due and payable under such Subsidiary Guaranty, and (iv) each holder of a Note shall have received a certificate from a Responsible Officer certifying as to the matters set forth in clauses (i) through (iii) above.

Section 9.8.    Maintenance of Status. The Parent Guarantor shall at all times maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code relating to such status.

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Section 9.9.    Dividends. Provided there is no Default or Event of Default that has occurred and is continuing or would result therefrom, the Parent Guarantor shall be permitted to declare and pay dividends on its Capital Stock, and to pay such Preferred Dividends as the Parent Guarantor may be contractually required to make, from time to time in amounts determined by the Parent Guarantor, provided, however, notwithstanding anything to the contrary contained in this Agreement, including, without limitation, this Section 9.9, the Parent Guarantor shall be permitted at all times to distribute whatever amount of dividends is necessary to maintain its tax status as a real estate investment trust.

Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 9 on or after the date of this Agreement and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

SECTION 10.	NEGATIVE COVENANTS.

From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company and, to the extent provided herein, the Parent Guarantor each covenant that:

Section 10.1.    Transactions with Affiliates. The Parent Guarantor will not, and the Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company, the Parent Guarantor or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Parent Guarantor’s, the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Parent Guarantor, the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2.    Merger, Consolidation, Etc. The Parent Guarantor will not, and the Company will not and will not permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, unless:

(a)    in the case of any such transaction involving the Parent Guarantor or Company, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Parent Guarantor or the Company as an entirety, as the case may be, shall be a solvent corporation limited liability company or limited partnership organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Parent Guarantor or the Company (other than in a transaction involving the Parent Guarantor) is not such corporation, limited liability company or limited partnership, (i) such corporation, limited liability company or limited partnership shall have executed and delivered to each holder of

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any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and, with respect to the Company, the Notes and (ii) such corporation, limited liability company or limited partnership shall have caused to be delivered to each holder of any Notes a customary opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

(b)    in the case of any such transaction involving a Subsidiary Guarantor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Subsidiary Guarantor as an entirety, as the case may be, shall be (1) the Parent Guarantor, the Company, such Subsidiary Guarantor or another Subsidiary Guarantor; (2) a solvent corporation or limited liability company (other than the Parent Guarantor, the Company or another Subsidiary Guarantor) that is organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if such Subsidiary Guarantor is not such corporation or limited liability company, (A) such corporation or limited liability company shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of the Subsidiary Guaranty of such Subsidiary Guarantor and (B) the Company shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; or (3) any other Person so long as the transaction is treated as a disposition of all of the assets of such Subsidiary Guarantor for purposes of this Agreement and would not be in violation of any term or provision of this Agreement before and after giving effect to such transaction;

(c)    each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and

(d)    immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Parent Guarantor, the Company or any Subsidiary Guarantor shall have the effect of releasing the Parent Guarantor, the Company or such Subsidiary Guarantor, as the case may be, or any successor corporation, limited liability company or limited partnership that shall theretofore have become

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such in the manner prescribed in this Section 10.2, from its liability under (w) this Agreement, in the case of the Parent Guarantor, (x) this Agreement or the Notes (in the case of the Company) or (y) the Subsidiary Guaranty (in the case of any Subsidiary Guarantor), unless, in the case of the conveyance, transfer or lease of substantially all of the assets of a Subsidiary Guarantor, such Subsidiary Guarantor is released from its Subsidiary Guaranty in accordance with Section 9.7(c) in connection with or immediately following such conveyance, transfer or lease.

Section 10.3.    Line of Business. The Parent Guarantor will not, and the Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Consolidated Group, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Consolidated Group, taken as a whole, is engaged on the date of this Agreement as described in the Disclosure Documents.

Section 10.4.    Economic Sanctions, Etc . Each of Parent Guarantor and the Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any Purchaser or holder or any affiliate of such Purchaser or holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such Purchaser or holder to be in violation of, of subject to sanctions under, any law or regulation applicable to such Purchaser or holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 10.5.    Liens. The Company and the Parent Guarantor will not, nor will they permit any of their respective Subsidiaries to, secure any Indebtedness outstanding under or pursuant to the Primary Credit Facility unless and until the Notes (and any guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders.

Section 10.6.    Financial Covenants. (a) The Company and the Parent Guarantor shall not permit:

(i)    the Unencumbered Property Pool Leverage Ratio to be greater than sixty percent (60%) at any time, provided, that such ratio shall surge from sixty percent (60%) to sixty-five percent (65%) for a period of two complete consecutive fiscal quarters following a Material Acquisition; provided, however, that such surge periods shall occur no more than twice prior to the Maturity Date;

(ii)    Consolidated Total Indebtedness, less Unrestricted Cash and Cash Equivalents, to be more than sixty percent (60%) of Consolidated Gross Asset Value at

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any time, provided, that such ratio shall surge from sixty percent (60%) to sixty-five percent (65%) for a period of two complete consecutive fiscal quarters following a Material Acquisition; provided, however, that such surge periods shall occur no more than twice prior to the Maturity Date;

(iii)    Adjusted EBITDA to be less than 1.50 times Consolidated Fixed Charges at any time; or

(iv)    Secured Indebtedness, in the aggregate at any time, to be more than forty percent (40%) of Consolidated Gross Asset Value.

(b)    At any time as such covenants (or the equivalent thereof, however expressed) are included in the Primary Credit Facility, the Company and the Parent Guarantor shall not permit:

(i)    the Unsecured Debt Service Coverage to be less than 1.75 to 1.00 at any time;

(ii)    Recourse Indebtedness that constitutes Secured Indebtedness, in the aggregate at any time, to be more than ten percent (10%) of Consolidated Gross Asset Value; or

(iii)    Consolidated Tangible Net Worth of the Company on a consolidated basis with the Parent Guarantor and its Subsidiaries to be less than $924,254,859 plus seventy-five percent (75%) of the equity contributions or sales of Capital Stock received by the Parent Guarantor, the Company or any of its Subsidiaries after October 19, 2018.

As of the date hereof, each capitalized term used above in Sections 10.6(b)(i), (ii) and (iii), including any capitalized terms referenced directly or indirectly therein, shall have the meanings ascribed thereto in the Primary Credit Facility as in effect on the date hereof.

Notwithstanding the foregoing, provided that no Default or Event of Default has occurred and is then continuing, if any of the sections in the Primary Credit Facility that are the equivalent of Section 10.6(b)(i), (ii) or (iii) (however expressed) (the “MFL Financial Covenants”) are subsequently amended, modified or varied, including, for the avoidance of doubt, any definitions referenced directly or indirectly in any such section, in the Primary Credit Facility, such amendment, modification or variation shall automatically and without any further action by any party to this Agreement be deemed incorporated by reference into this Agreement solely with respect to Section 10.6(b)(i), (ii) and/or (iii), as the case may be, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such amendment, modification or variation is effective in the Primary Credit Facility.

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Section 10.7.    Permitted Investments. The Consolidated Group’s Investment in:

(a)

Investment Affiliates (valued at the greater of the cash investment in that entity by the Consolidated Group or the portion of Consolidated Gross Asset Value attributable to such entity or its assets, as the case may be),

(b)	Construction in Progress (with each asset valued at its cost basis),

(c)	Unimproved Land (with each asset valued at its cost basis), and

(d)	Drop Lots (with each asset valued at its cost basis),

shall not, individually or in the aggregate, at any time exceed twenty percent (20%) of Consolidated Gross Asset Value.

Section 10.8.    Unencumbered Properties.. At any time as such covenants (or the equivalent thereof, however expressed) are included in the Primary Credit Facility, the Company shall comply with the following additional requirements with respect to all Qualifying Unencumbered Properties (except as specifically noted herein to the contrary):

(a)    Occupancy Percentage. The aggregate Occupancy Percentage of all Qualifying Unencumbered Properties as a group must equal or exceed eighty percent (80%) at all times. If such minimum percentage requirement would be violated at any time, the Qualifying Unencumbered Properties with the lowest Occupancy Percentages shall be eliminated from inclusion in the calculation of Unencumbered Property Pool Value, as necessary to achieve such percentage requirement and such eliminated Qualifying Unencumbered Properties shall not be included in such calculation until their inclusion will not cause the aggregate Occupancy Percentage of all Qualifying Unencumbered Properties as a group to be less than eighty percent (80%).

(b)    Restriction on Ground Leased Projects. Not more than ten percent (10%) of the Unencumbered Property Pool Value and not more than ten percent (10%) of the Adjusted Unencumbered Property Pool NOI may at any time be attributable to Qualifying Unencumbered Properties that are not owned in fee simple, but are instead leased under a Qualifying Ground Lease. To the extent that such percentage limitation is exceeded, such Qualifying Unencumbered Properties shall still be included in the calculations of Unencumbered Property Pool Value and of Adjusted Unencumbered Property Pool NOI, but the amounts so contributed to Unencumbered Property Pool Value and Adjusted Unencumbered Property Pool NOI shall be reduced to the extent necessary to comply with such percentage limitation.

As of the date hereof, each capitalized term used above in Sections 10.8(a) and (b), including any capitalized terms referenced directly or indirectly therein, shall have the meanings ascribed thereto in the Primary Credit Facility as in effect on the date hereof.

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Notwithstanding the foregoing, provided that no Default or Event of Default has occurred and is then continuing, if any of the sections in the Primary Credit Facility that are the equivalent of Section 10.8(a) or (b) (however expressed) (the “MFL Unencumbered Property Covenants”) are subsequently amended, modified or varied, including, for the avoidance of doubt, any definitions referenced directly or indirectly in any such section, in the Primary Credit Facility, such amendment, modification or variation shall automatically and without any further action by any party to this Agreement be deemed incorporated by reference into this Agreement solely with respect to Section 10.8(a) and/or (b), as the case may be, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such amendment, modification or variation is effective in the Primary Credit Facility.

Section 10.9.    Notices. The Company shall, within ten (10) Business Days after any MFL Financial Covenant or MFL Unencumbered Property Covenant is added, removed, amended or modified, as the case may be, in the Primary Credit Facility, provide notice and a description (in reasonable detail) of any such action to each holder of Notes (which notice shall also include, in the case of the removal, amendment or modification of an MFL Financial Covenant or an MFL Unencumbered Property Covenant, a certification that no Default or Event of Default has occurred and is continuing).

Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 10 on or after the date of this Agreement and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

SECTION 11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)    the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)    the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)    the Company or the Parent Guarantor, as applicable, defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10.6; or

(d)    the Company, the Parent Guarantor or any Subsidiary Guarantor, as applicable, defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in the Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a

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Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); provided that, other than with respect to Sections 10.1, 10.2, 10.3, 10.4, 10.5 and 10.8, if such default cannot be cured within such 30 day period despite the Company’s, Parent Guarantor’s, or Subsidiary Guarantor’s diligent efforts, but is susceptible of being cured within 90 days from the Company’s receipt of such holder’s original notice or knowledge, as the case may be, then Company, Parent Guarantor and Subsidiary Guarantor shall, so long as they are diligently pursuing such cure, have such additional time as is reasonably necessary to effect such cure, but in no event in excess of 90 days from Company’s receipt of such holder’s original notice or knowledge, as the case may be; or

(e)    (i) any representation or warranty made in writing by or on behalf of the Company, the Parent Guarantor or any Subsidiary Guarantor, in this Agreement (other than any contained in Section 5.14(b)) or in the Subsidiary Guaranty, as applicable, or in any writing furnished in connection with the transactions contemplated hereby or thereby, proves to have been false or incorrect in any material respect on the date as of which made and, if such representation or warranty is susceptible of being cured or remedied, shall not be cured or remedied so that such representation or warranty is no longer false or incorrect within ten (10) days after the earlier of notice from any holder or the actual knowledge of the Company, the Parent Guarantor or any Subsidiary Guarantor; or

(f)    (i) the Company, the Parent Guarantor or any Material Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on (x) any Recourse Indebtedness in an aggregate principal amount of at least $15,000,000 or (y) any other Indebtedness that is outstanding in an aggregate principal amount of at least $25,000,000, in each case beyond any period of grace provided with respect thereto, or (ii) the Company, the Parent Guarantor or any Material Subsidiary is in default in the performance of or compliance with any term of any evidence of (x) any Recourse Indebtedness in an aggregate principal amount of at least $15,000,000 or (y) any other Indebtedness that is outstanding in an aggregate principal amount of at least $25,000,000 or, in either case, of any mortgage, indenture or other agreement relating thereto, or any other condition exists, and as a consequence of such default or condition such Recourse Indebtedness or other Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) the Company, the Parent Guarantor or any Material Subsidiary is in default in the performance of or compliance with any term of any evidence of (x) any Recourse Indebtedness in an aggregate principal amount of at least $25,000,000 or (y) any other Indebtedness that is outstanding in an aggregate principal amount of at least $35,000,000 or, in either case, of any mortgage, indenture or other agreement relating thereto, or any other condition exists, and as a consequence of such default or condition one or more Persons are entitled to declare such Recourse Indebtedness or

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other Indebtedness due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iv) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company, the Parent Guarantor or any Material Subsidiary has become obligated to purchase or repay Recourse Indebtedness or any other Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $15,000,000 and $25,000,000, respectively, or (y) one or more Persons have the right to require the Company, the Parent Guarantor or any Material Subsidiary so to purchase or repay such Recourse Indebtedness or other Indebtedness, as applicable; or

(g)    the Parent Guarantor, the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)    a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Parent Guarantor, the Company or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Parent Guarantor, the Company or any of its Material Subsidiaries, or any such petition shall be filed against the Parent Guarantor, the Company or any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or

(i)    one or more final judgments or orders for the payment of money aggregating in excess of $15,000,000, including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Parent Guarantor, the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

(j)    if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the

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Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) the Company, the Parent Guarantor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company, the Parent Guarantor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company, the Parent Guarantor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company, the Parent Guarantor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(k)    the Subsidiary Guaranty shall cease to be in full force and effect (other than as permitted by Section 9.7(c) of this Agreement), any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of the Subsidiary Guaranty, or the obligations of any Subsidiary Guarantor under the Subsidiary Guaranty cease to be legal, valid, binding and enforceable in accordance with the terms of the Subsidiary Guaranty.

SECTION 12.	REMEDIES ON DEFAULT, ETC.

Section 12.1.    Acceleration. (a) If an Event of Default with respect to the Parent Guarantor, the Company or any Subsidiary described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)    If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)    If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

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Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.    Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.    Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.    No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Subsidiary

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Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1.    Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.    Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

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Section 13.3.    Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)    in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)    in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.	PAYMENTS ON NOTES.

Section 14.1.    Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of KeyBank in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.    Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been

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paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 14.3.    Tax Forms.

(a)    Each holder of a Note that is not resident in the United States for tax purposes (a “Foreign Noteholder”), shall deliver to the Company on or prior to the date that it becomes a holder hereunder and at such times prescribed by applicable law, or as reasonably requested by the Company, whichever of the following is applicable;

(i)    in the case of a Foreign Noteholder claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under the Notes, an executed IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under the Notes, IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii)    in the case of a Foreign Noteholder claiming that its extension of credit will generate U.S. effectively connected income, an executed IRS Form W-8ECI;

(iii)    in the case of a Foreign Noteholder claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Noteholder is not a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN-E or IRS Form W-8BEN; or

(iv)    to the extent a Foreign Noteholder is not the beneficial owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, IRS Form W-8BEN, a U.S. Tax Compliance Certificate with respect to the beneficial owner, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Noteholder is a partnership and one or more direct or indirect partners of such Foreign Noteholder are claiming the portfolio interest exemption, such Foreign Noteholder may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; or

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(v)    any Foreign Noteholder shall, to the extent it is legally entitled to do so, deliver to the Company on or prior to the date on which such Foreign Noteholder becomes a holder under this Agreement (and from time to time thereafter upon the reasonable request of the Company), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding tax, duly completed, together with such supplementary documentation required to be made.

(b)    Any holder of a Note that is not a Foreign Noteholder shall provide the Company with an executed copy of IRS Form W-9 certifying such holder is entitled to an exemption from U.S. backup withholding tax.

Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under the Code and, in such event, the Company shall treat any such information it receives as confidential.

SECTION 15.	EXPENSES, ETC.

Section 15.1.    Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the reasonable costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Parent Guarantor, the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty and (c) the reasonable costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $5,000 per series of Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

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Section 15.2.    Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company, the Parent Guarantor or any Subsidiary Guarantor pursuant to this Agreement shall be deemed representations and warranties of the Company, the Parent Guarantor or the Subsidiary Guarantor, as applicable, under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding among each Purchaser, the Parent Guarantor and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.	AMENDMENT AND WAIVER.

Section 17.1.    Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company, the Parent Guarantor and the Required Holders, except that:

(a)    no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b)    no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17 or 20.

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Section 17.2.    Solicitation of Holders of Notes.

(a)    Solicitation. The Company or the Parent Guarantor will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty. The Company or the Parent Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

(b)    Payment. Neither the Company nor the Parent Guarantor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.

(c)    Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to the Company, the Parent Guarantor any Subsidiary or any Affiliate of the Parent Guarantor in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.    Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company, the Parent Guarantor and each Subsidiary Guarantor without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company, the Parent Guarantor, a Subsidiary Guarantor and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any Purchaser or holder of such Note.

Section 17.4.    Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given

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under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.	NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i)    if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)    if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii)    if to the Company or to the Parent Guarantor, to the Company or the Parent Guarantor at its address set forth at the beginning hereof to the attention of Jaime J. Cannon, or at such other address as the Company or the Parent Guarantor shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. Each of the Company and the Parent Guarantor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company, the Parent Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Terreno Realty LLC Agreement	Note	Purchase

SECTION 20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company, the Parent Guarantor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company, the Parent Guarantor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company, the Parent Guarantor or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company, the Parent Guarantor or any Subsidiary Guarantor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company or the Parent Guarantor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company or the Parent Guarantor embodying this Section 20.

Terreno Realty LLC Agreement	Note	Purchase

In the event that as a condition to receiving access to information relating to the Parent Guarantor or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company or the Parent Guarantor, as applicable, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.	SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.	MISCELLANEOUS.

Section 22.1.    Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2.    Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9,

Terreno Realty LLC Agreement	Note	Purchase

Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.3.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4.    Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5.    Counterparts; Electronic Contracting. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

The parties agree to electronic contracting and signatures with respect to this Agreement and, other than the Notes, all other documents required to be delivered hereunder (collectively, the “Note Documents”). Delivery of an electronic signature to, or a signed copy of, the Note Documents by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the manually signed originals and shall be admissible into evidence for all purposes. The word “execution,” “execute,” “signed,” “signature,” and words of like import in or related to the Note Documents shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company , or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global National Commerce Act, the Electronic Commerce Security Act, or any similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any Purchaser shall request manually signed counterpart signatures to any Note Document, the Parent Guarantor and the Company hereby agree to use its reasonable endeavors to deliver, or cause to be delivered, such manually signed counterpart signatures to such Purchaser no later than 15 Business

Terreno Realty LLC Agreement	Note	Purchase

Days of such request or such longer period as the requesting Purchaser, the Parent Guarantor and the Company may otherwise agree. For the avoidance of doubt, the Company acknowledges and agrees that manually signed counterpart signatures to the Notes are required to be delivered at the Closing.

Section 22.6.    Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7.    Jurisdiction and Process; Waiver of Jury Trial. (a) Each of the Company and the Parent Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each of the Company and the Parent Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)    Each of the Company and the Parent Guarantor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. Each of the Company and the Parent Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)    Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company or the Parent Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)    THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Terreno Realty LLC Agreement	Note	Purchase

SECTION 23.	PARENT GUARANTY.

Section 23.1.    Guaranty. (a) The Parent Guarantor absolutely, unconditionally, and irrevocably guarantees to each of the holders:

(i)    the full and prompt payment of the principal of and interest on the Notes and Make-Whole Amount, if any, when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums that may now be or may hereafter become due and owing under the Notes, this Agreement, or any Subsidiary Guaranty;

(ii)    the payment of all Parent Guaranty Enforcement Costs (as defined in Section 23.3 below); and

(iii)    the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of the Company under this Agreement.

All amounts due, debts, liabilities, and payment obligations described in subparagraph (i) of this Section 23.1(a) are referred to herein as the “Guaranteed Note Indebtedness.” All obligations described in subparagraph (iii) of this Section 23.1(a) are referred to herein as the “Parent Guaranty Obligations.”

(b)    In the event of any default by the Company in making payment of the Guaranteed Note Indebtedness, or in performance of the Parent Guaranty Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, the Parent Guarantor agrees, on demand by the holders, to pay all the Guaranteed Note Indebtedness and to perform all the Parent Guaranty Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes and this Agreement.

(c)    The Parent Guarantor does hereby waive (i) any and all notices and demands of every kind that may be required to be given by any law, (ii) any defense or right of set-off that the Parent Guarantor may have against the Company or that Parent Guarantor or the Company may have against any holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in paragraph (b) above), notice of nonpayment (other than as provided for in paragraph (b) above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities that otherwise might be legally required to charge the Parent Guarantor with liability, (iv) any defense based on the failure by the holders to inform the Parent Guarantor of any fact that the holders may now or hereafter know about the Company, the Notes, this Agreement, or the transactions contemplated by this Agreement, it being understood and agreed that the holders have no duty so to inform and that the Parent Guarantor is fully responsible for being and remaining informed by the Company of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Guaranteed Note Indebtedness or the risk of nonperformance of the Parent Guaranty Obligations, and (v) any and all right to cause a marshalling of assets of the Company or any other action by any court or governmental body with respect thereto, or to cause the holders to proceed against any other security given another holder in connection with the Guaranteed Note Indebtedness or the Parent Guaranty Obligations. The holders shall have no obligation to disclose or discuss with the Parent Guarantor such

Terreno Realty LLC Agreement	Note	Purchase

holder’s assessment of the financial condition of the Company. The Parent Guarantor acknowledges that no representations of any kind whatsoever have been made by the holders to the Parent Guarantor, except as expressly set forth in Section 6 herein.

(d)    The Parent Guarantor further agrees that its liability as guarantor shall in no way be impaired by any renewals or extensions that may be made from time to time, with or without the knowledge or consent of the Parent Guarantor of the time for payment of interest or principal under a Note or any Make-Whole Amount or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by any holder, or by any holder’s failure or election not to pursue any other remedies it may have against the Company, or by any change or modification in a Note, this Agreement, any Subsidiary Guaranty, or by the acceptance by any holder of any security or any increase, substitution or change therein, or by the release by any holder of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Guaranteed Note Indebtedness, (unless such payment was expressly directed to be applied to the Guaranteed Note Indebtedness and such direction was made in accordance with this Agreement) even though a holder may lawfully have elected to apply such payments to any part or all of the Guaranteed Note Indebtedness, it being the intent hereof that Parent Guarantor shall remain liable as principal for payment of the Guaranteed Note Indebtedness and performance of the Parent Guaranty Obligations until all Indebtedness has been paid in full and the other terms, covenants and conditions of the this Agreement, the Notes, any Subsidiary Guaranty and this Section 23 have been performed, notwithstanding any act or thing that might otherwise operate as a legal or equitable discharge of a surety. The Parent Guarantor further understands and agrees that the holders may at any time enter into agreements with the Company to amend or modify a Note, this Agreement or any Subsidiary Guaranty and may waive or release any provision or provisions of a Note, this Agreement or any Subsidiary Guaranty and, with reference to such instruments, may make and enter into any such agreement or agreements as the holders and the Company may deem proper and desirable, without in any manner impairing the guaranty in this Section 23 or any of the holders’ rights hereunder or any of the Parent Guarantor’s obligations hereunder.

Section 23.2.    Obligations Absolute and Unconditional. The obligations of the Parent Guarantor under this Section 23 shall be a complete, present and continuing guaranty of payment and performance and not of collection. The Parent Guarantor agrees that its obligations hereunder shall be joint and several with any and all other guarantees given in connection with this Agreement and the Notes from time to time. The Parent Guarantor agrees that the guaranty in this Section 23 may be enforced by the holders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note or this Agreement or by or resorting to any other guaranties, including, but not limited to any Subsidiary Guaranty, and the Parent Guarantor hereby waives the right to require the any holder to join the Company in any action brought under this Agreement or to commence any action against or obtain any judgment against the Company or to pursue any other remedy or enforce any other right. The Parent Guarantor further agrees that nothing contained herein or otherwise shall prevent any holder from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, this Agreement or any Subsidiary Guaranty, and the exercise of any of their rights or the completion of any of their remedies shall

Terreno Realty LLC Agreement	Note	Purchase

not constitute a discharge of any of the Parent Guarantor’s obligations under this Section 23, it being the purpose and intent of the Parent Guarantor that the obligations of such Parent Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither the Parent Guarantor’s obligations under this Section 23 nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Company under a Note, this Agreement or any Subsidiary Guaranty or by reason of the Company’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against the Company. This guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note, this Agreement or any Subsidiary Guaranty is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such holder had not been made, regardless of whether such holder contested the order requiring the return of such payment. The obligations of the Parent Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this guaranty.

Section 23.3.    Enforcement Costs. If: (i) this Agreement (including this guaranty), a Note or any Subsidiary Guaranty are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent any holder in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Agreement (including this guaranty), a Note, or any Subsidiary Guaranty; (iii) an attorney is retained to provide advice or other representation with respect to this Agreement, the Notes or any Subsidiary Guaranty in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent any holder in any other legal proceedings whatsoever in connection with this Agreement (including this guaranty), a Note, any Subsidiary Guaranty, or any property securing the Guaranteed Note Indebtedness, then the Parent Guarantor shall pay to such holder upon demand all reasonable attorney’s fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (the “Parent Guaranty Enforcement Costs”), in addition to all other amounts due hereunder.

Section 23.4.    Subrogation. The Parent Guarantor hereby subordinates to the Guaranteed Note Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which the Parent Guarantor may have against the Company arising from a payment made by the Parent Guarantor under this Guaranty and agrees that, until the entire Guaranteed Note Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of the Parent Guarantor or the holders or any right of the Parent Guarantor or the holders proceed against (i) the Company for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the holders for the payment of the Guaranteed Note Indebtedness and performance of the Parent Guaranty Obligations, nor shall the Parent Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other guarantor in respect of payments made by the Parent Guarantor hereunder. It is expressly understood that the agreements of the Parent Guarantor set forth above constitute additional and cumulative benefits given to the holders for their security and as an inducement for their purchase of the Notes of the Company.

Terreno Realty LLC Agreement	Note	Purchase

Section 23.5.    Preference. Any Indebtedness of the Company to the Parent Guarantor now or hereafter existing is hereby subordinated to the Guaranteed Note Indebtedness. The Parent Guarantor will not seek, accept, or retain for its own account, any payment from the Company on account of such subordinated Indebtedness at any time when a Default or Event of Default exists under this Agreement, the Notes or any Subsidiary Guaranty, and any such payments to the Parent Guarantor made while any Default or Event of Default then exists under the this Agreement, the Notes or any Subsidiary Guaranty on account of such subordinated Indebtedness shall be collected and received by the Parent Guarantor in trust for the holders and shall be paid over to the holders on account of the Guaranteed Note Indebtedness without impairing or releasing the obligations of the Parent Guarantor hereunder.

Section 23.6.    Marshalling and Accounts. (a) None of the holders of the Notes shall be under any obligation (i) to marshal any assets in favor of the Parent Guarantor or in payment of any or all of the liabilities of the Company under or in respect of the Notes and this Agreement or the obligation of the Parent Guarantor hereunder or (ii) to pursue any other remedy that the Parent Guarantor may or may not be able to pursue itself and that may lessen the Parent Guarantor’s burden or any right to which the Parent Guarantor hereby expressly waives.

(b)    Until all amounts which may be or become payable by the Company under or in connection with the Notes have been irrevocably paid in full while an Event of Default is continuing, any moneys received from the Parent Guarantor under this Agreement may be held in an interest-bearing bank account.

(c)    This guaranty is in addition to and is not in any way prejudiced by any other guaranty (including, without limitation, any Subsidiary Guaranty) now or subsequently held by a holder of a Note.

*    *    *    *    *

Terreno Realty LLC Agreement	Note	Purchase

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company and the Parent Guarantor, whereupon this Agreement shall become a binding agreement among you, the Company and the Parent Guarantor.

Very truly yours,

TERRENO REALTY LLC

By:	/s/ Jaime J. Cannon
Name: Jaime J. Cannon
Title: Executive Vice President, Chief Financial Officer and Secretary

TERRENO REALTY CORPORATION

By:	/s/ Jaime J. Cannon
Name: Jaime J. Cannon
Title: Executive Vice President, Chief Financial Officer and Secretary

Terreno Realty LLC	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	PGIM, Inc., as investment manager

By:	/s/ Stephen Domeier
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	PGIM, Inc., as investment manager

By:	/s/ Stephen Domeier
Vice President

Terreno Realty LLC	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY
LEXINGTON INSURANCE COMPANY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:	/s/ Bryan Eells
Name:	Bryan Eells
Title:	Sr. Vice President

Terreno Realty LLC	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ William J. Hochmuth
Name:	William J. Hochmuth
Title:	Senior Managing Director

Terreno Realty LLC	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

Terreno Realty LLC	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Amy Carroll
Name:	Amy Carroll
Title:	Senior Director

Terreno Realty LLC	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

GENWORTH LIFE INSURANCE COMPANY

By:	/s/ Kumrija Ganic
Name:	Kumrija Ganic
Title:	Investment Officer

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Adjusted EBITDA” means, as of any date, an annualized amount determined by multiplying two (2) times the Consolidated EBITDA for the most recent fiscal quarter of the Company for which financial results have been reported and the immediately preceding fiscal quarter and deducting from such annualized amount an annual amount for capital expenditures equal to $0.15 per square foot times the weighted daily average rentable area of Projects owned by the Consolidated Group or any Investment Affiliate (but only deducting the applicable Consolidated Group Pro Rata Share of such amount with respect to such Investment Affiliate) during the applicable calculation period for such annualized Consolidated EBITDA.

“Adjusted Unencumbered Property Pool NOI” means, as of any date, an annualized amount determined by (i) multiplying two (2) times the Unencumbered Property Pool NOI for the two (2) most recent full fiscal quarters of the Company for which financial results have been reported and deducting from such annualized amount an annual amount for capital expenditures equal to $0.15 per square foot times the weighted average daily aggregate rentable area during such two (2) fiscal quarter period of all Unencumbered Properties which are included in the Unencumbered Property Pool as of such date of calculation.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

SCHEDULE A

(to Note Purchase Agreement)

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

“Capitalization Rate” shall have the meaning ascribed to such term in the Primary Credit Facility, from time to time and, if for any reason, no Primary Credit Facility then exists or such term is no longer used therein, the Capitalization Rate in effect immediately prior to such time, provided that such rate shall not be permitted, in any circumstance, to be less than 6.0%.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capital Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

“Cash Equivalents” means, as of any date:

(i)    securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than one year from such date;

(ii)    mutual funds organized under the United States Investment Company Act rated AAm or AAm-G by S&P and P-1 by Moody’s;

(iii)    certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short term unsecured debt rating of not less than A-1 by S&P and not less than P-1 by Moody’s (or in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend) provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase;

(iv)    certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short term unsecured debt rating of not less than A-1+ by S&P, and not less than P-1 by Moody’s and which has a long term unsecured debt rating of not less than A1 by Moody’s (or in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend) provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date three months from the date of their purchase;

(v)    bonds or other obligations having a short term unsecured debt rating of not less than A-1+ by S&P and P-1+ by Moody’s and having a long term debt rating of not less than A1 by Moody’s issued by or by authority of any state of the United States, any territory or possession of the United States, including the Commonwealth of Puerto Rico and agencies thereof, or any political subdivision of any of the foregoing;

(vi)    repurchase agreements issued by an entity rated not less than A-1+ by S&P, and not less than P-1 by Moody’s which are secured by U.S. Government securities of the type described in clause (i) of this definition maturing on or prior to a date one month from the date the repurchase agreement is entered into;

(vii)    short term promissory notes rated not less than A-1+ by S&P, and not less than P-1 by Moody’s maturing or to be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase; and

(viii)    commercial paper (having original maturities of not more than 365 days) rated at least A-1+ by S&P and P-1 by Moody’s and issued by a foreign or domestic issuer who, at the time of the investment, has outstanding long-term unsecured debt obligations rated at least A1 by Moody’s.

“Change of Control” is defined in Section 8.8(d).

“Change of Control Notice” is defined in Section 8.8(a).

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Terreno Realty LLC, a Delaware limited liability company or any successor that becomes such in the manner prescribed in Section 10.2.

“Confidential Information” is defined in Section 20.

“Consolidated EBITDA” means, for any period without duplication an amount equal to the net income or loss of the Consolidated Group determined in accordance with GAAP (before minority interests and excluding losses attributable to the sale or other disposition of assets and the adjustment for so-called “straight-line rent accounting”) for such period, plus (x) the following to the extent deducted in computing such Consolidated Net Income for such period: (i) Consolidated Interest Expense for such period, (ii) real estate depreciation and amortization for such period, (iii) other non-cash charges for such period and (iv) acquisition costs for such period with respect to all Projects acquired by the Company or another member of the Consolidated Group; and minus (y) all gains attributable to the sale or other disposition of assets or debt restructurings in such period, adjusted to include the Consolidated Group Pro Rata Share of the net income or loss of all Investment Affiliates for such period, determined and adjusted in the same manner as provided above in this definition with respect to the Consolidated Group’s net income or loss.

“Consolidated Fixed Charges” means, for any period, without duplication, the sum of (a) Consolidated Interest Expense for such period plus (b) the aggregate amount of scheduled principal payments attributable to Consolidated Total Indebtedness (excluding optional prepayments and scheduled principal payments due on maturity of any such Indebtedness) required to be made during such period by any member of the Consolidated Group plus (c) a percentage of all such scheduled principal payments required to be made during such period by any Investment Affiliate on Indebtedness taken into account in calculating Consolidated Interest Expense, equal to the greater of (x) the percentage of the principal amount of such Indebtedness for which any member of the Consolidated Group is liable and (y) the Consolidated Group Pro Rata Share of such Investment Affiliate plus (d) Preferred Dividends with respect to such period plus (e) all rental payments due and payable with respect to such period under ground leases of properties at which one or more members of the Consolidated Group are tenants.

“Consolidated Gross Asset Value” means, as of any date, (i) the aggregate Net Operating Income for the two (2) most recent full fiscal quarters of the Company for which financial results have been reported attributable to Projects owned by the Company or another member of the Consolidated Group as of the last day of such period (excluding both Development Projects and 100% of the aggregate Net Operating Income attributable to any Projects not so owned for the four (4) most recent consecutive full fiscal quarters of the Company for which financial results have been reported), multiplied by two (2), with the product thereof divided by the Capitalization Rate, plus (ii) the cost basis value for any such Projects first acquired by the Company or a member of the Consolidated Group during such four (4) most recent consecutive full fiscal quarters, plus (iii) the Consolidated Group’s Pro

Rata Share of the aggregate Net Operating Income for the two (2) most recent full fiscal quarters of the Company for which financial results have been reported attributable to Projects owned by Investment Affiliates on the last day of such period (excluding Development Projects and 100% of the aggregate Net Operating Income attributable to any Projects not so owned for the four (4) most recent consecutive full fiscal quarters of the Company for which financial results have been reported) multiplied by two (2), with the product divided by the Capitalization Rate, plus (iv) the Consolidated Group Pro Rata Share of such the cost value basis of any Projects not so owned for such four (4) most recent consecutive full fiscal quarters by an Investment Affiliate, plus (v) the cost value basis of all Development Projects of the Company or any other member of the Consolidated Group, as of the last day of such most recent fiscal quarter, plus (vi) the cost value basis of any Unimproved Land owned by the Company or any other member of the Consolidated Group as of the last day of such most recent fiscal quarter. Notwithstanding the foregoing, for purposes of calculating the amount of Net Operating Income to be used in clauses (i) and (iii) of the preceding sentence of this definition, (A) no Project shall be deemed to have Net Operating Income of less than zero for any period and (B) if any Project is subject to a Lease which has commenced but provides for an initial period of rent abatement or reduction that falls in whole or in part within the period on which Net Operating Income is being calculated, the Net Operating Income attributable to such Project for such initial abatement or reduction period shall be determined as if the rental income for such Project included rents paid at the rental rate that will be payable under such Lease during the first full calendar month immediately following such period, provided that (i) no such period of deemed increase shall continue for longer than the first twenty percent (20%) of the initial term of such Lease and (ii) the portion of Consolidated Gross Asset Value attributable to Projects which have Net Operating Income then deemed to be increased under this clause (B) shall not at any time constitute more than fifteen percent (15%) of total Consolidated Gross Asset Value.

“Consolidated Group” means the Parent Guarantor, the Company and all Subsidiaries which are consolidated with it for financial reporting purposes under GAAP.

“Consolidated Group Pro Rata Share” means, with respect to any Investment Affiliate, the percentage interest held by the Consolidated Group in the aggregate, in such Investment Affiliate determined by calculating the greater of (i) the percentage of the issued and outstanding Capital Stock in such Investment Affiliate held by the Consolidated Group in the aggregate and (ii) the percentage of the total book value of such Investment Affiliate that would be received by the Consolidated Group in the aggregate, upon liquidation of such Investment Affiliate, after repayment in full of all Indebtedness of such Investment Affiliate.

“Consolidated Interest Expense” means, for any period without duplication, the sum of (a) the aggregate amount of interest required to be paid, accrued, expensed or, to the extent it could be expensed, capitalized in accordance with GAAP of the Consolidated Group for such period attributable to Consolidated Total Indebtedness during such period (including the loans, obligations under Capital Leases (to the extent Consolidated EBITDA has not been reduced by such Capitalized Lease Obligations in the applicable period), any subordinated indebtedness, original issue discount and amortization of prepaid interest, if any, but excluding any Preferred Dividends) plus (b) all amounts available for borrowing, or for drawing under letters of credit, if any, issued for the account of any member of the Consolidated Group, but only if such interest was or is required to be reflected as an item of expense, plus (c) all commitment fees, agency fees, facility fees, balance deficiency fees and similar fees and expenses in connection with the borrowing of money plus (d) the Consolidated Group Pro Rata Share of any such interest items, as similarly calculated and determined in accordance with GAAP, of any Investment Affiliate, for such period, whether recourse or non-recourse.

“Consolidated Net Income” means, for any period, the sum of (i) consolidated net income (or loss) of the Consolidated Group for such period determined on a consolidated basis in accordance with GAAP plus (ii) without duplication, the applicable Consolidated Group Pro Rata Share of the net income (or loss) of each Investment Affiliate for such period determined in accordance with GAAP.

“Consolidated Tangible Net Worth” means, as of any date of determination, an amount equal to (a) Consolidated Gross Asset Value, plus (b) Unrestricted Cash and Cash Equivalents, minus (c) Consolidated Total Indebtedness as of such date, provided that any amounts attributable to Projects that are required to be reported as “intangibles” under GAAP pursuant to Financial Accounting Standards Board Statement of Policy No. 141 and 142 shall be permitted to be added back to “tangible property” for purposes of calculating such Consolidated Tangible Net Worth.

“Consolidated Total Indebtedness” means, as of any date of determination, without duplication, the sum of (a) all Indebtedness of the Consolidated Group at such date, determined on a consolidated basis in accordance with GAAP, plus (b) the applicable Consolidated Group Pro Rata Share of any Indebtedness of each Investment Affiliate other than Indebtedness of such Investment Affiliate to a member of the Consolidated Group, provided that (x) to the extent that any member of the Consolidated Group is providing a completion guaranty in connection with a construction loan entered into by an Investment Affiliate, Consolidated Total Indebtedness shall include such member’s pro rata liability under the Indebtedness relating to such completion guaranty (or, if greater, such member’s potential liability under such completion guaranty) and (y) in connection with the liabilities described in clauses (a) and (d) of the definition of “Indebtedness” (other than completion guarantees) Consolidated Total Indebtedness shall include the portion of the liabilities of such Investment Affiliate which is attributable to the Consolidated Group Pro Rata Share of such Investment Affiliate or such greater amount of such liabilities for which any member of the Consolidated Group is or has agreed to be, liable by way of guaranty, indemnity for borrowed money, stop-loss agreement or the like, it being agreed that, in any case, Indebtedness of an Investment Affiliate shall not be excluded from Consolidated Total Indebtedness by virtue of the liability of such Investment Affiliate being Non-Recourse Indebtedness.

“Construction in Progress” means, as of any date, the sum of (i) the total construction cost expended as of the applicable date to construct any Development Project which involves construction of a new building or to redevelop or renovate any Development Project which includes the redevelopment or renovation of an existing building, plus (ii) the book value of all land not then included in Unimproved Land.

“Controlled Entity” means (i) any of the Subsidiaries of the Parent Guarantor and any of their or the Parent Guarantor’s respective Controlled Affiliates and (ii) if the Parent Guarantor has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that per annum rate of interest that is the greater of (i) 2.0% above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.0% over the rate of interest publicly announced by KeyBank in New York, New York as its “base” or “prime” rate.

“Development Project” means a Project which is either (i) under development for which any member of the Consolidated Group is actively pursuing construction of one or more buildings or other improvements or (ii) the subject of a major redevelopment or renovation, involving extensive capital expenditures beyond those normally incurred in connection with the installation of tenant improvements for a new tenant, to upgrade and reposition such Project to meet prevailing market standards and requiring such Project to be vacated during such redevelopment or renovation and, in the case of all such developments, redevelopments or renovations, for which construction is proceeding to completion without undue delay from permit denial, construction delays or otherwise, all pursuant to such member’s ordinary course of business, provided that any such Project will no longer be considered a Development Project following a date twelve (12) months after the first date on which a certificate of occupancy has issued or reissued for such Development Project or on which such Development Project may otherwise be lawfully occupied for its intended use.

“Disclosure Documents” is defined in Section 5.3.

“Drop Lots” means any parcel of land unimproved with material revenue producing buildings (e.g., other than small miscellaneous structures such as security, stacks, maintenance sheds, etc.) but which is accessible from public roads and highways, is fenced or otherwise enclosed and is paved or otherwise prepared to accept the temporary storage of tractor trailers, containers or other freight equipment.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Eligible Green Investments” means investments in new or existing buildings that have or will achieve at least one of the following certifications: (i) a certified basic, silver, gold, or platinum rating by Leadership in Energy and Environmental Design (“LEED”); (ii) a good, very good, excellent, or outstanding rating by Building Research Establishment Environmental Assessment Method; or (iii) certified by Energy Star. Proceeds may be used towards existing properties to fund redevelopments or refurbishments that improve energy or water efficiency, including energy efficient upgrades to building subsystems, energy efficient lighting upgrades, installation of smart meters, installation of solar panels or similar renewable energy projects, and low water use/drought-tolerant landscaping. Eligible Green Investments include, but are not limited to: (a) Terreno Countyline 24 25 in Hialeah, Florida, a $48.1 million acquisition of two 100% leased newly-developed Class-A certified warehouses to be LEED certified, and (b) Terreno 73rd Street in Miami, Florida, a $20 million development of two small-bay Class-A warehouses to be LEED certified.

“Eligible Unencumbered Property” shall mean (i) any Project which does not meet the criteria below but is approved by the Required Holders in their sole discretion or (ii) any Project which meets the following criteria:

(a)    Such Project must be wholly-owned in fee simple or leased pursuant to a Qualifying Ground Lease by a Wholly-Owned Subsidiary of the Company that is a Subsidiary Guarantor or will be added as a Subsidiary Guarantor when such Project becomes a Qualifying Unencumbered Property.

(b)    Such Project must be an industrial property consisting of one of the following property types: warehouse, distribution, flex (light manufacturing or research and development), Drop Lot or trans-shipment.

(c)    Such Project must be located in one of the following markets: Los Angeles area, San Francisco Bay area, Seattle area, Northern New Jersey/New York City area, Washington D.C./Baltimore area, or Miami area.

(d)    Such Project must be free of any Liens, mortgages and pledges (other than those described in clauses (a) through (d) of the definition of Permitted Liens).

(e)    Such Project may not be subject to any material environmental or structural issues, or any other environmental issues which have not been insured over, (such insurance to be subject to the reasonable approval of the Required Holders).

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Excluded Tenant” means, as of any date, any tenant under a Lease who is then either (i) the subject of a voluntary or involuntary proceeding for relief under the bankruptcy code or any state bankruptcy codes or insolvency laws, unless such tenant has assumed such Lease and provided adequate assurances of future performance, all as may be required in such proceeding, or (ii) more than sixty (60) days delinquent in the payment of any installment of base rent due under such tenant’s Lease.

“Foreign Noteholder” is defined in Section 14.3(a).

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a)    the government of

(i)    the United States of America or any state or other political subdivision thereof, or

(ii)    any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)    any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Green Notes” means, the Series A Notes.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)    to purchase such indebtedness or obligation or any property constituting security therefor;

(b)    to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)    to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)    otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Guaranteed Note Indebtedness” is defined in Section 23.1(a).

“Guaranty Supplement” means the guaranty supplement in the form attached as Exhibit A to the Subsidiary Guaranty.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a)    its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b)    its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)    (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

(d)    all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e)    all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f)    the aggregate Swap Termination Value of all Swap Contracts of such Person; and

(g)    any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Investment” of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

“Investment Affiliate” means any Person in which the Consolidated Group, directly or indirectly, holds an ownership interest whose financial results are not consolidated under GAAP with the financial results of the Consolidated Group.

“Leases” shall mean, collectively, all leases, subleases and similar occupancy agreements affecting any Unencumbered Property, or any part thereof, now existing or hereafter executed and all material amendments, material modifications or supplements thereto.

“Lien” means any lien (statutory or other), mortgage, pledge, encumbrance, priority or any other type of security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under a Capital Lease).

“Make-Whole Amount” is defined in Section 8.6.

“Management Fees” means, with respect to each Project for any period, an amount equal to (i) the actual management fees payable with respect thereto for such period if the property manager of such Project is a third party and not the Company or an Affiliate thereof or (ii) three percent (3.0%) of the aggregate net and other revenue due under the Leases at such Project for such period if the property manager is the Company or an Affiliate thereof.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Parent Guarantor and its Subsidiaries taken as a whole.

“Material Acquisition” means an acquisition (consummated in one transaction or a series of related transactions with one seller (or Affiliated sellers)) with a minimum aggregate gross purchase price equal to at least ten percent (10%) of the Consolidated Gross Asset Value as of the last day of the fiscal quarter most recently ended prior to the date such acquisition is consummated.

“Material Adverse Effect” means a material adverse effect on (a) the business, properties or condition (financial or otherwise) of the Parent Guarantor and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of the Parent Guarantor to perform its obligations under this Agreement, or (d) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty.

“Material Subsidiary” means, at any time, any Subsidiary of the Parent Guarantor which, together with all Subsidiaries of such Subsidiary (determined on a consolidated basis for such Subsidiary), accounts for 5% or more of Consolidated Gross Asset Value.

“Maturity Date” is defined in the first paragraph of each Note.

“Moody’s” means Moody’s Investors Service Limited and any successor to the rating agency business of Moody’s Investors Service Limited.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than this Agreement) which prohibits the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge.

“Net Operating Income” means, with respect to any Project for any period, property rental and other income attributable to such Project accruing for such period minus all expenses and other proper charges incurred in connection with the operation of such Project (including, without limitation, real estate taxes, Management Fees, payments under ground leases and bad debt expenses) during such period; but, in any case, before payment of or provision for debt service charges for such period, income taxes for such period, capital expenses for such period, and depreciation, amortization, and other non-cash expenses for such period, all as determined in accordance with GAAP (except that (a) any rent leveling adjustments and (b) any SFAS 141 amortization shall be excluded from rental income).

“Non-Recourse Indebtedness” means, with respect to any Person, Indebtedness for which the liability of such Person (except for liability for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financing of real estate, including, without limitation, provisions converting such Indebtedness to recourse in connection with certain bankruptcy filings, transfer violations or other defaults) either is contractually limited to collateral securing such Indebtedness or is so limited by operation of law.

“Notes” is defined in Section 1.

“Occupancy Percentage” means, as of any date, with respect to any Project or group of Projects, the percentage of the total rentable area of such Project or Projects that is then demised under a Lease to tenants who are not an Affiliate of the Parent Guarantor or the Company and who took initial occupancy of their demised spaces under such Leases (even if any such space is then vacant), but excluding from such calculation space demised to any tenant who is then an Excluded Tenant.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company, the Parent Guarantor or a Subsidiary Guarantor, as applicable, whose responsibilities extend to the subject matter of such certificate.

“Parent Guarantor” means Terreno Realty Corporation, a Maryland corporation, or any successor that becomes such in the manner prescribed in Section 10.2.

“Parent Guaranty Enforcement Costs” is defined in Section 23.3.

“Parent Guaranty Obligations” is defined in Section 23.1(a).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Liens” means:

(a)    Liens for taxes, assessments or governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

(b)    Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

(c)    Liens arising out of pledges or deposits under workers’ compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(d)    easements, restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Parent Guarantor or its Subsidiaries; and

(e)    other Liens securing any Indebtedness which does not cause any of the covenants contained in this Agreement to be breached, including, without limitation, Sections 10.5 and 10.6.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Dividends” means, for any period, with respect to any entity, dividends or other distributions which are payable to holders of any ownership interests in such entity which entitle the holders of such ownership interests to be paid on a preferred basis prior to dividends or other distributions to the holders of other types of ownership interests in such entity.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Presentation” is defined in Section 5.3.

“Primary Credit Facility” means the Fifth Amended and Restated Senior Credit Agreement dated as of October 19, 2018, by and among the Company, the Parent Guarantor, KeyBank National Association, as administrative agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions, refinancings or replacements thereof.

“Project” means any real estate asset operated or intended to be operated as an industrial property.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Qualifying Ground Lease” means a ground lease that has (i) a remaining term of at least twenty-five (25) years including, for this purpose, any renewal option exercisable at the sole option of the ground lessee thereunder, with no veto or approval rights by the ground lessor or any lender to such ground lessor, (ii) can be mortgaged without the consent of the ground lessor thereunder, (iii) contains customary leasehold mortgagee protection rights reasonably satisfactory to the Required Holders, (iv) can be transferred without the consent of the ground lessor thereunder (or if consent of such ground lessor is required, such consent is subject to either an express reasonableness standard or an objective financial standard for the transferee that is reasonably satisfactory to the Required Holders), and (v) that the tenant under the ground lease is entitled to all insurance proceeds and condemnation awards (other than the amount attributable to landlord’s fee interest in the land if an adjustment in rent is provided for in connection therewith).

“Qualifying Unencumbered Property” means any Eligible Unencumbered Property which, as of any date of determination: (a) is not, nor is any of the Company’s direct or indirect ownership interests in the Subsidiary Guarantor owning such Project, subject to any Negative Pledge or any Lien (other than those described in clauses (a) through (d) of the definition of Permitted Liens); (b) had an Occupancy Percentage of at least sixty-five percent (65%) at the time it was added to the Unencumbered Property Pool; and (c) is not required to be eliminated by Section 10.8 hereof.

“QPAM Exemption” is defined in Section 6.2(d).

“Recourse Indebtedness” means any Indebtedness of the Company or any other member of the Consolidated Group other than Non-Recourse Indebtedness.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time (a) prior to the Closing, the Purchasers and (b) on or after the Closing, the holders of at least 66% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Parent Guarantor, the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company or the Parent Guarantor with responsibility for the administration of the relevant portion of this Agreement.

“S&P” means Standard & Poor’s Rating Services and any successor to the rating agency business of Standard & Poor’s Rating Services.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Secured Indebtedness” means (without duplication) the sum of (a) all Indebtedness of Subsidiaries (excluding (i) Indebtedness owing to any other member of the Consolidated Group and (ii) Indebtedness of a Subsidiary Guarantor) and (b) all Indebtedness of the Company or any other member of the Consolidated Group which is secured by a Lien on a Project, any ownership interests in any Person or any other assets which had, in the aggregate, a value in excess of the amount of such Indebtedness at the time such Indebtedness was incurred.

“Securities” or “Security” shall have the meaning specified in section 2(a)(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company, the Parent Guarantor or any Subsidiary Guarantor, as applicable.

“Series A Notes” is defined in Section 1

“Series B Notes” is defined in Section 1.

“Source” is defined in Section 6.2.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Company.

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 2.2.

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Unencumbered Property” means, as of any date, any Qualifying Unencumbered Property.

“Unencumbered Property Pool” means, as of any date, all Qualifying Unencumbered Properties as of such date.

“Unencumbered Property Pool Leverage Ratio” means the Unsecured Indebtedness divided by Unencumbered Property Pool Value, expressed as a percentage.

“Unencumbered Property Pool NOI” means, as of any date, the Net Operating Income for the applicable period of the Company attributable to all Unencumbered Properties owned by a Subsidiary Guarantor as of such date, but excluding any portion of such Net Operating Income attributable to a tenant who is an Excluded Tenant as of such date.

“Unencumbered Property Pool Value” means, as of any date, the sum of (x) the most recent two (2) full fiscal quarters of Unencumbered Property Pool NOI attributable to all Unencumbered Properties owned by a Subsidiary Guarantor as of such date of determination which have been owned by such Subsidiary Guarantor for the most recent four (4) full fiscal quarters for which financial results of the Company have been reported, multiplied by two (2), with the product thereof divided by the Capitalization Rate plus (y) the aggregate cost value basis of all Unencumbered Properties owned by a Subsidiary Guarantor as of such date of determination which were not so owned for such period of four (4) consecutive full fiscal quarters. Notwithstanding the foregoing, for purposes of calculating the amount of Unencumbered Property Pool NOI to be used in clause (x) of the preceding sentence of this definition, (A) no Unencumbered Property shall be deemed to have Net Operating Income of less than zero for any period and (B) if any Unencumbered Property is subject to a Lease which has commenced but provides for an initial period of rent abatement or reduction that falls in whole or in part within the period on which Unencumbered Property Pool NOI is being calculated, the Net Operating Income attributable to such Unencumbered Property for such initial abatement or reduction period shall be determined as if the rental income for such Unencumbered Property included rents paid at the rental rate that will be payable under such Lease during the first full calendar month immediately following such period, provided that (i) no such period of deemed increase shall continue for longer than the first twenty percent (20%) of the initial term of such Lease and (ii) the portion of Unencumbered Property Pool Value attributable to Unencumbered Properties which have Unencumbered Property Pool NOI then deemed to be increased under this clause (B) shall not at any time constitute more than fifteen percent (15%) of total Unencumbered Property Pool Value.

“Unimproved Land” means, as of any date, any land which (i) is not appropriately zoned for industrial development, (ii) does not have access to all necessary utilities or (iii) does not have access to publicly dedicated streets, unless such land has been designated in writing by the Company in a certificate delivered to the Required Holders as land that is reasonably expected to satisfy all such criteria within twelve (12) months after such date, but excluding in any event any land which qualifies as a Drop Lot.

“Unrestricted Cash and Cash Equivalents” means, in the aggregate, all cash and Cash Equivalents which are not pledged or otherwise restricted for the benefit of any creditor and which are owned by the Company or another member of the Consolidated Group, to be valued for purposes of this Agreement at 100% of its then-current book value, as determined under GAAP.

“Unsecured Debt Service Coverage” means, as of any date, the then-current Adjusted Unencumbered Property Pool NOI divided by the then-current Unsecured Interest Expense.

“Unsecured Indebtedness” means, as of any date of determination, the aggregate principal amount of Consolidated Total Indebtedness outstanding at such date that is not secured by a Lien evidenced by a mortgage, deed of trust, assignment of partnership interests or other security interest. Notwithstanding the foregoing, Unsecured Indebtedness shall include Recourse Indebtedness that is secured solely by partnership or other ownership interests in any Subsidiary or Investment Affiliate that owns a Project that is encumbered by a mortgage securing Indebtedness.

“Unsecured Interest Expense” means Consolidated Interest Expense attributable to the Unsecured Indebtedness of the Company, Parent Guarantor and the Subsidiary Guarantors.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“U.S. Tax Compliance Certificate” is defined in Section 14.3(a).

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

[FORM OF SERIES A NOTE]

TERRENO REALTY LLC

2.41% SENIOR GUARANTEED GREEN NOTE, SERIES A, DUE JULY 15, 2028

No. [ ]	[Date]
$[ ]	PPN 88150* AF0

FOR VALUE RECEIVED, the undersigned, Terreno Realty LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                    ] DOLLARS (or so much thereof as shall not have been prepaid) on July 15, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.41% per annum from the date hereof, payable semiannually, on the 15th day of January and July in each year, commencing with the January 15th or July 15th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 4.41% or (ii) 2.00% over the rate of interest publicly announced by KeyBank from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at KeyBank or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Guaranteed Green Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated May 13, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, the Parent Guarantor and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of

SCHEDULE 1(a)

(to Note Purchase Agreement)

transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

TERRENO REALTY LLC

By:	Terreno Realty Corporation, its sole member

By
Name:
Title:

[FORM OF SERIES B NOTE]

TERRENO REALTY LLC

2.84% SENIOR GUARANTEED NOTE, SERIES B, DUE JULY 15, 2031

No. [ ]	May 13, 2021
$[ ]	PPN 88150* AG8

FOR VALUE RECEIVED, the undersigned, Terreno Realty LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                    ] DOLLARS (or so much thereof as shall not have been prepaid) on July 15, 2031 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.84% per annum from the date hereof, payable semiannually, on the 15th day of January and July in each year, commencing with the January 15th or July 15th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 4.84% or (ii) 2.00% over the rate of interest publicly announced by KeyBank from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at KeyBank or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated May 13, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, the Parent Guarantor and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of

SCHEDULE 1(b)

(to Note Purchase Agreement)

transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

TERRENO REALTY LLC

By:	Terreno Realty Corporation, its sole member

By
Name:
Title:

FORM OF SUBSIDIARY GUARANTY

This Subsidiary Guaranty is made as of [                    ] (this “Guaranty”) by the parties identified in the signature pages thereto, and any Joinder to Guaranty hereafter delivered (collectively, the “Subsidiary Guarantors”), to and for the benefit of the Purchasers listed in Schedule B to the hereinafter defined Note Purchase Agreement (the “Purchasers”) and the holders from time to time of the Notes. The Purchasers and such holders are collectively called the “holders”, and individually a “holder”.

RECITALS

A.    Terreno Realty LLC, a limited liability company organized under the laws of the State of Delaware (the “Company”), has authorized the issuance and sale of (i) $100,000,000 aggregate principal amount of its 2.41% Senior Guaranteed Green Notes, Series A, due July 15, 2028 (the “Series A Notes”) and (ii) $50,000,000 aggregate principal amount of its 2.84% Senior Guaranteed Notes, Series B, due July 15, 2031 (the “Series B Notes”, together with the Series A Notes, the “Notes”) pursuant to that certain Note Purchase Agreement dated May 13, 2021 (the “Note Purchase Agreement”), among the Company, Terreno Realty Corporation, a corporation organized under the laws of Maryland, as parent guarantor (the “Parent Guarantor”) and the Purchasers.

B.    The Purchasers have agreed to purchase the Notes pursuant to the terms and conditions set forth in the Note Purchase Agreement, including, but not limited to, the condition that the Subsidiary Guarantors execute and deliver this Guaranty. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note Purchase Agreement.

C.    The Company has executed and delivered or will execute and deliver to the Purchasers the Notes. The Parent Guarantor has unconditionally guaranteed or will unconditionally guarantee the payment and performance obligations under the Notes and the Note Purchase Agreement.

D.    The Subsidiary Guarantors are subsidiaries of the Company. The Subsidiary Guarantors acknowledge that the Company’s issuance and sale of the Notes and the Purchasers’ agreement to purchase the Notes issued by the Company pursuant to the Note Purchase Agreement will directly and indirectly benefit the Subsidiary Guarantors by making funds available to Subsidiary Guarantors through the Company and by enhancing the financial strength of the Consolidated Group of which the Subsidiary Guarantors, the Company and the Parent Guarantor are members. The execution and delivery of this Guaranty by the Subsidiary Guarantors is a condition precedent to the performance by the Purchasers of their obligations under the Note Purchase Agreement.

SCHEDULE 2

(to Note Purchase Agreement)

GUARANTY AND AGREEMENTS

NOW, THEREFORE, the Subsidiary Guarantors, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agree as follows:

1.    The Subsidiary Guarantors absolutely, unconditionally, and irrevocably guaranty to each of the holders:

(a)    the full and prompt payment of the principal of and interest on the Notes and Make-Whole Amount, if any, when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums that may now be or may hereafter become due and owing under the Notes, the Note Purchase Agreement or any Subsidiary Guaranty;

(b)    the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

(c)    the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of the Company under the Note Purchase Agreement and the Notes.

All amounts due, debts, liabilities, and payment obligations described in subparagraph (a) of this Paragraph 1 are referred to herein as the “Guaranteed Indebtedness.” All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the “Obligations.” The Subsidiary Guarantors, the Company, and the holders agree that the Subsidiary Guarantors’ obligations hereunder shall not exceed the greater of: (i) the aggregate amount of all monies received, directly or indirectly, by the Subsidiary Guarantors from the Company (whether by loan, capital infusion or other means) which were received and which have not been repaid, or (ii) the maximum amount of the Guaranteed Indebtedness not subject to avoidance under Title 11 of the United States Code, as same may be amended from time to time, or any applicable state law (the “Bankruptcy Code”). To that end, to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if the Subsidiary Guarantors are not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, each Subsidiary Guarantor’s obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Subsidiary Guarantor insolvent, or leave such Subsidiary Guarantor with an unreasonably small capital to conduct its business, or cause such Subsidiary Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, as such terms are determined, and at the time such obligations are deemed to have been incurred, under the Bankruptcy Code. In the event a Subsidiary Guarantor shall make any payment or payments under this Guaranty, each other guarantor of the Guaranteed Indebtedness shall contribute to such Subsidiary Guarantor an amount equal to such non-paying Subsidiary Guarantor’s pro rata share (based on their respective maximum liabilities hereunder and under such other guaranty) of such payment or payments made by such Subsidiary Guarantor, provided that such contribution right shall be subordinate and junior in right of payment in full of all the Guaranteed Indebtedness to the holders.

Sch 2-2

2.    In the event of any default by the Company in making payment of the Guaranteed Indebtedness, or in the performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, the Subsidiary Guarantors agree, on demand by the holders, to pay all the Guaranteed Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes or the Note Purchase Agreement, as the case may be.

3.    The Subsidiary Guarantors do hereby waive (i) notice of acceptance of this Guaranty by the holders and any and all notices and demands of every kind that may be required to be given by any law, (ii) any defense or right of set-off that the Subsidiary Guarantors may have against the Company or the Parent Guarantor or which the Subsidiary Guarantors, the Company or the Parent Guarantor may have against any holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge the Subsidiary Guarantors with liability, (iv) any defense based on the failure by the holders to inform the Subsidiary Guarantors of any fact that the holder may now or hereafter know about the Company, the Parent Guarantor, the Notes, the Note Purchase Agreement or the transactions contemplated by the Note Purchase Agreement, it being understood and agreed that the holders have no duty so to inform and that the Subsidiary Guarantors are fully responsible for being and remaining informed by the Company or the Parent Guarantor of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Guaranteed Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of the Company or any other action by any court or governmental body with respect thereto, or to cause the holders to proceed against any other security given another holder in connection with the Guaranteed Indebtedness or the Obligations. The holders shall have no obligation to disclose or discuss with any Subsidiary Guarantor, such holder’s assessment of the financial condition of the Company. The Subsidiary Guarantors acknowledge that no representations of any kind whatsoever have been made by the holders to the Subsidiary Guarantors. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the holders except as expressly set forth in a writing duly signed and delivered on behalf of the holders. The Subsidiary Guarantors further agree that any exculpatory language contained in the Note Purchase Agreement or the Notes shall in no event apply to this Guaranty, and will not prevent any holder from proceeding against the Subsidiary Guarantors to enforce this Guaranty.

4.    The Subsidiary Guarantors further agree that Subsidiary Guarantors’ liability as guarantors shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of the Subsidiary Guarantors of the time for payment of interest or principal under a Note or any Make-Whole Amount or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by any holder under the Note Purchase Agreement, the Notes, or this Guaranty, or by any holder’s failure or election not to pursue any other remedies they may have against the Company or the Parent Guarantor, or by any change or modification in a Note, the Note Purchase Agreement, or this Guaranty, or by the acceptance by any holder of any security or any increase, substitution or change therein, or by the release by any holder of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Guaranteed Indebtedness, (unless such payment was expressly directed to be applied to the Guaranteed Indebtedness and such

Sch 2-3

direction was made in accordance with the Note Purchase Agreement) even though a holder might lawfully have elected to apply such payments to any part or all of the Guaranteed Indebtedness, it being the intent hereof that the Subsidiary Guarantors shall remain liable as principal for payment of the Guaranteed Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Note Purchase Agreement, the Notes and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. The Subsidiary Guarantors further understand and agree that the holders may at any time enter into agreements with the Company to amend and modify a Note, and with the Company and the Parent Guarantor to amend and modify a Note, the Note Purchase Agreement or this Guaranty and may waive or release any provision or provisions of a Note, the Note Purchase Agreement, or this Guaranty and, with reference to such instruments, may make and enter into any such agreement or agreements as the holders and the Company may deem proper and desirable, without in any manner impairing this Guaranty or any of the holders’ rights hereunder or any of the Subsidiary Guarantors’ obligations hereunder.

5.    This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Each Subsidiary Guarantor agrees that its obligations hereunder shall be joint and several with any and all other guarantees given in connection with the Note Purchase Agreement and the Notes from time to time. The Subsidiary Guarantors agree that this Guaranty may be enforced by the holders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note or the Note Purchase Agreement or by or resorting to any other guaranties, and the Subsidiary Guarantors hereby waive the right to require any holder to join the Company or the Parent Guarantor in any action brought hereunder or to commence any action against or obtain any judgment against the Company or the Parent Guarantor or to pursue any other remedy or enforce any other right. The Subsidiary Guarantors further agree that nothing contained herein or otherwise shall prevent the holders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, the Note Purchase Agreement or this Guaranty, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of any the Subsidiary Guarantor’s obligations hereunder, it being the purpose and intent of the Subsidiary Guarantors that the obligations of such Subsidiary Guarantors hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither the Subsidiary Guarantors’ obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Company or the Parent Guarantor under a Note, the Note Purchase Agreement or this Guaranty or by reason of the Company’s or the Parent Guarantor’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against the Company or the Parent Guarantor. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note, the Note Purchase Agreement, or any other related document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such party had not been made, regardless of whether such party contested the order requiring the return of such payment. The obligations of the Subsidiary Guarantors pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

Sch 2-4

6.    This Guaranty shall be assignable by a holder to any assignee of all or a portion of such holder’s rights under the Note Purchase Agreement or the Notes.

7.    If: (i) this Guaranty, a Note or the Note Purchase Agreement is placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the holders in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, a Note or the Note Purchase Agreement; (iii) an attorney is retained to provide advice or other representation with respect to this Guaranty, a Note or the Note Purchase Agreement in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the holders in any other legal proceedings whatsoever in connection with this Guaranty, a Note or the Note Purchase Agreement, or any property securing the Guaranteed Indebtedness, then the Subsidiary Guarantors shall pay to such holders upon demand all reasonable attorney’s fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder.

8.    The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of any holder of a Note under the remainder of this Guaranty shall continue in full force and effect.

9.    Any indebtedness of the Company or the Parent Guarantor to the Subsidiary Guarantors now or hereafter existing is hereby subordinated to the Guaranteed Indebtedness. The Subsidiary Guarantors will not seek, accept, or retain for such Subsidiary Guarantors’ own accounts, any payment from the Company or the Parent Guarantor on account of such subordinated debt at any time when a Default or Event of Default exists under the Note Purchase Agreement, and any such payments to the Subsidiary Guarantors made while any such Default or Event of Default then exists under the Note Purchase Agreement shall be collected and received by the Subsidiary Guarantors in trust for the holders and shall be paid over to the holders, on account of the Guaranteed Indebtedness without impairing or releasing the obligations of the Subsidiary Guarantors hereunder.

10.    The Subsidiary Guarantors hereby subordinate to the Guaranteed Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which the Subsidiary Guarantors may have against the Company or the Parent Guarantor arising from a payment made by the Subsidiary Guarantors under this Guaranty and agree that, until the entire Guaranteed Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of the Subsidiary Guarantors or any right of the Subsidiary Guarantors or holders to proceed against (i) the Company or the Parent Guarantor for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the holders

Sch 2-5

for the payment of the Guaranteed Indebtedness and performance of the Obligations, nor shall the Subsidiary Guarantors seek or be entitled to seek any contribution or reimbursement from the Company or the Parent Guarantor or any other guarantor in respect of payments made by the Subsidiary Guarantors hereunder. It is expressly understood that the agreements of the Subsidiary Guarantors set forth above constitute additional and cumulative benefits given to the holders for their security and as an inducement for their purchase of the Notes.

11.    Any amounts received by a holder from any source on account of any indebtedness may be applied by such holder toward the payment of such indebtedness, and in such order of application, as such holder may from time to time elect.

REPRESENTATIONS AND WARRANTIES.

12.    Each Subsidiary Guarantor represents and warrants to each holder as follows:

(a)    Such Subsidiary Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign limited liability company and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Subsidiary Guarantor has the limited liability company power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

(b)    This Guaranty has been duly authorized by all necessary limited liability company action on the part of such Subsidiary Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)    Such Subsidiary Guarantor has delivered to each holder copies of the financial statements of the Consolidated Group listed on Schedule 5.5 to the Note Purchase Agreement. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Consolidated Group as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). Such Subsidiary Guarantor and its Subsidiaries do not have any Material liabilities that are material to such Subsidiary Guarantor and its Subsidiaries taken as a whole that are not disclosed in such financial statements.

Sch 2-6

(d)    The execution, delivery and performance by such Subsidiary Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, any (a) indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which such Subsidiary Guarantor or any of its Subsidiaries is bound or by which such Subsidiary Guarantor or any of its Subsidiaries or any of their respective properties may be bound or affected, or (b) limited liability company or corporate charter, operating agreement or by-laws or any other legal entity organizational documents or members or shareholders agreement or similar agreement, or (ii) result in the creation of any Lien in respect of any property of the Subsidiary Guarantor or any of its Subsidiaries under any of the agreements, instruments or documents described in the foregoing clause (i), or (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Subsidiary Guarantor or any of its Subsidiaries or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Subsidiary Guarantor or any of its Subsidiaries, except in each case (excluding clauses (i)(b) and (ii) herein) that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)    Such Subsidiary Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company and the Parent Guarantor. No holder shall have any duty or responsibility to provide such Subsidiary Guarantor with any credit or other information concerning the affairs, financial condition or business of the Company or the Parent Guarantor which may come into possession of the holders. Such Subsidiary Guarantor has executed and delivered this Guaranty without reliance upon any representation by the holders including, without limitation, with respect to (i) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Indebtedness or Obligations or any loan or other financial accommodation made or granted to the Company or the Parent Guarantor, (ii) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Indebtedness or Obligations or the creation, perfection or priority of any lien or security interest in such property or (iii) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Indebtedness or Obligations.

(f)    Upon the execution and delivery hereof, such Subsidiary Guarantor will be solvent, will be able to pay its debts as they mature, and will have capital sufficient to carry on its business.

MISCELLANEOUS

13.    The Subsidiary Guarantors hereby irrevocably submit to the non-exclusive jurisdiction of any state court in New York New York, or the United States District Court sitting in the Borough of Manhattan, City of New York, New York in any action, suit, or proceeding arising out of or relating to this Guaranty. To the fullest extent permitted by applicable law, the Subsidiary

Sch 2-7

Guarantors irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such action, suit, or proceeding in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

14.    All notices and communications provided for under this Guaranty shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted. Notice may be given as follows:

To Subsidiary Guarantors:

c/o Terreno Realty Corporation 10500 NE 8th Street, Suite 301, Bellevue, WA 98004
Attention:	Jaime J. Cannon
Telephone:	(415) 655-4593
Facsimile:	(415) 655-4599

With a copy to:

Goodwin Procter LLP 620 8th Avenue
New York NY 10018
Attention:	Ettore Santucci, Esq.
Telephone:	212-459-7413
Facsimile:	617-523-1231

To any holder, to its address set forth in Schedule B to the Note Purchase Agreement or such other addresses as such holder shall have specified to the Subsidiary Guarantors in writing.

15.    This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of the Subsidiary Guarantors and shall inure to the benefit of the holders and their respective successors and assigns.

16.    This Guaranty shall be construed and enforced under the internal laws of the State of New York.

17.    THE SUBSIDIARY GUARANTORS, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY, THE NOTE PURCHASE AGREEMENT OR THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH.

Sch 2-8

18.    From time to time, additional parties may execute a joinder substantially in the form of Exhibit A hereto, and thereby become a party to this Guaranty. From and after delivery of such joinder, the Subsidiary delivering such joinder shall be a Subsidiary Guarantor, and be bound by all of the terms and provisions of this Guaranty.

Sch 2-9

IN WITNESS WHEREOF, Subsidiary Guarantors have delivered this Guaranty as of the date first written above.

TERRENO 238 LAWRENCE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO MIDDLEBROOK LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO INTERSTATE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 299 LAWRENCE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO KENT 188 LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO AHERN LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO DORSEY LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 630 GLASGOW LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO DELL LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 70TH AVENUE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 19601 HAMILTON LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 620 DIVISION LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 48TH AVE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO CLAWITER LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO VALLEY CORPORATE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO GARFIELD LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO CARIBBEAN LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 78TH AVENUE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO MANHATTAN BEACH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO CARLTON COURT LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 17600 WVH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 631 BRENNAN LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO SOUTH MAIN LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 1 DODGE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 101ST ROAD LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 107TH AVE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 14611 BROADWAY LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 17 MADISON LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 240 LITTLEFIELD LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 341 MICHELE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 3601 PENNSY LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 4230 FORBES LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 465 MEADOW LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 550 DELANCY LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 60 ETHEL LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO AIRGATE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO AMERICA’S GATEWAY LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO MELANIE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO MELANIE II LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO SEATAC 8TH AVE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 14605 MILLER LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 20 PULASKI LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 3401 LIND LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 747 GLASGOW LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 75TH AVE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 79TH AVE SOUTH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 900 HART LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO AUBURN 1307 LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO BURROUGHS LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO KENT 216TH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO LAS HERMANAS LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO NW 131ST STREET LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO PARK UNION CITY LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO SW 34TH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO TERMINAL WAY LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 180 MANOR LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 22 MADISON LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 4225 2ND AVENUE SOUTH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO V STREET LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO NW 81ST LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO AHERN II LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO KENT 190TH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO OLYMPIC LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO KENT CORPORATE PARK LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO MITC LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 4930 3RD AVENUE SOUTH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 12950 RIVER LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 221 MICHELE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO LUND LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO DENVER AVE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO NW 70TH AVENUE II LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 445 WILSON LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 709 HINDRY LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 7120 NW 74TH AVE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 74TH NORTH BERGEN LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO BUSINESS PARKWAY LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO HAMPTON OVERLOOK LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO NEW RIDGE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO NW 70TH AVE III LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO PATERSON PLANK LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO SCHOOLHOUSE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO WEST 140TH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO ACACIA LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO LUCILE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO AVENUE A LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 7777 WEST SIDE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO LYNWOOD LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO HANFORD LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 2920 V STREET LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 50 KERO LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 139TH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 422 FRELINGHUYSEN LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 1215 WALNUT LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY

CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO DAWSON LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO DOMINGUEZ LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO HAWTHORNE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO NEW DUTCH LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO NW 70TH IV LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO STOCKTON LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO TELEGRAPH SPRINGS LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 1100 WALNUT LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 130 COMMERCE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 6TH AVE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 85 DOREMUS LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO EAST VALLEY LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO KENT 192 LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO MERCED LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO NEWARK LOAN LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO SAN CLEMENTE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO SHOEMAKER LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO WICKS LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO WOODSIDE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO NORTH HACKENSACK LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO AUBURN 400 LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO PUYALLUP 917 LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY

CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 20th STREET LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO MINNESOTA STREET LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY

CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 48th 3rd STREET LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO SLAUSON LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO 51 KERO LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO EAST MARGINAL LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO OLD BAYSHORE LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO GLADWICK LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO KENT 84th LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

TERRENO HUDSON LLC

By:	TERRENO REALTY LLC, its Manager

	By:	TERRENO REALTY
CORPORATION, its sole member

By:
		Name:	Jaime J. Cannon
		Title:	Executive Vice President,
Chief Financial Officer and
Secretary

EXHIBIT A TO SUBSIDIARY GUARANTY

FORM OF JOINDER TO GUARANTY

THIS JOINDER (this “Joinder”) is executed by                     , a                      (“Subsidiary”), which hereby agrees as follows:

1.    All capitalized terms used herein and not defined in this Joinder shall have the meanings provided in that certain Subsidiary Guaranty (the “Guaranty”) dated as of [                    ] executed for the benefit of the holders of Notes, with respect to the issuance by Terreno Realty LLC (the “Company”) of (i) $100,000,000 aggregate principal amount of its 2.41% Senior Guaranteed Green Notes, Series A, due July 15, 2028 (the “Series A Notes”) and (ii) $50,000,000 aggregate principal amount of its 2.84% Senior Guaranteed Notes, Series B, due July 15, 2031 (the “Series B Notes”, together with the Series A Notes, the “Notes”) pursuant to that certain Note Purchase Agreement dated May 13, 2021 (the “Note Purchase Agreement”), among the Company, Terreno Realty Corporation, a corporation organized under the laws of Maryland (the “Parent Guarantor”) and the Purchasers listed in Schedule B thereto.

2.    As required by the Note Purchase Agreement, the Subsidiary is executing this Joinder to become a party to the Guaranty.

3.    Each and every term, condition, representation, warranty, and other provision of the Guaranty, by this reference, is incorporated herein as if set forth herein in full and the undersigned agrees to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Guaranty.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

Notice Address for such additional Subsidiary Guarantor